As filed with the Securities and Exchange Commission on December 30, 2010

1933 Act Registration Number 333-107797
1940 Act Registration Number 811-21410

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

Post-Effective Amendment No. 19	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
Amendment No. 20	[X]

The Weitz Funds
__________________________________________________________________
(Exact Name of Registrant as Specified in Charter)

Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code:
402-391-1980

Wallace R. Weitz
Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
__________________________________________________________________
(Name and Address of Agent for Service)

Copies of all communications to:
Patrick W.D. Turley, Esq.
Dechert LLP
1775 I Street N.W.
Washington, DC 20006-2401

It is proposed that this filing will become effective on December 31, 2010 pursuant to paragraph (b) of Rule 485.

weitzfunds.com

Weitz Funds

Research Fund (WRESX)

PROSPECTUS

December 31, 2010

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

 TABLE OF CONTENTS

Prospectus Summary	3
Additional Information About Investment Strategies and Related Risks	7
Management	9
Purchasing Shares	11
Redeeming Shares	14
Exchanging Shares	16
Shareholder Account Policies and Maintenance	17
Pricing of Shares	19
Distributions and Taxes	19
Additional Information	21

2

Prospectus Summary

Investment Objective
The investment objective of the Fund is capital appreciation.

Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) on purchase	None
Maximum deferred sales charge (load)	None
Redemption fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%
Distribution (12b-1) fees	None
Other expenses(1)	0.50
Total annual fund operating expenses(2)	1.50%
Fee waiver and/or expense reimbursement(2)	0.60
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	0.90%

(1) Based on estimated amounts for the current fiscal year.
(2) The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, and acquired fund fees and expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2012.  This agreement may only be terminated by the Board of Trustees of the Fund.

Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$92	$313	$522	$1,111

Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies
The Fund’s investment strategy (which we call “value investing”) is based on our belief that stock prices fluctuate around the true value of a company.   The Fund is a “multi-cap” fund and may invest in securities of any market capitalization.

We seek to identify the securities of growing, well-managed businesses of any size which have honest, competent management. We then estimate the price that an informed, rational buyer would pay for 100% of the business.  At the heart of the process is an estimate of the value today of the right to receive all of the cash that a business will generate for its owners in the future.  The valuation may focus on asset values, earnings power and the intangible value of a company’s “franchise” in its market or a combination of these variables, depending on the nature of the business.

The Fund then tries to buy shares of the company’s stock at a significant discount to this “private market value.”  We invest with a 3-5 year time horizon. The Fund anticipates that the stock price will rise as the value of the business grows and as the valuation discount narrows.  Ideally the business value grows commensurate with the stock price, and the stock continues to trade at a discount for long periods of time.  We generally will sell these stocks as they approach or exceed our estimate of private market value.

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We do not try to “time” the market.  However, if there is cash available for investment and there are not securities that meet the Fund’s investment criteria, the Fund may invest without limitation in high-quality cash and cash equivalents such as U.S. Government securities or government money market fund shares.  In the event that the Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.

Portfolio securities are selected by the members of the research team of the Fund’s investment adviser, Wallace R. Weitz & Company (“Weitz & Co.”).   Each analyst (Co-Manager) is assigned a portion of the Fund’s assets and responsible for selecting investments within that portion of the Fund.  Allocations among market sectors and companies are made within the parameters established by the Fund’s investment objectives, strategies and restrictions under the supervision of Weitz & Co.’s Director of Research.

Principal Investment Risks
You should be aware that an investment in the Fund involves certain risks, including, among others, the following:

•   Market Risk   As with any other mutual fund, the share price of the Fund will fluctuate daily depending on general market conditions and other factors. You may lose money if you invest in the Fund.

•   Investment in Undervalued Securities   Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. Therefore, investors should purchase shares of the Fund only if they intend to be patient, long-term investors.

•   Non-diversified Risk   Because the Fund is non-diversified, the Fund may have larger positions in fewer companies or industries than a diversified fund. A non-diversified portfolio is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

•   Issuer Risk   The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•   Smaller Company Risk   Smaller capitalization companies may not have the size, resources or other assets of larger capitalization companies.  The prices of such issuers can fluctuate more than the stocks of larger companies and they may not necessarily correspond to changes in the stock market in general.

•   Failure to Meet Investment Objective   There can be no assurance that the Fund will meet its investment objective.

Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

Performance
As of December 31, 2010, the Fund succeeded to substantially all of the assets of Weitz Research Fund L.P. (the “Research Partnership”).  The following chart and table provides an indication of the risks of investing in the Fund by showing changes in the Research Partnership’s performance from year to year over the periods indicated and by showing how the Research Partnership’s average annual total returns for the periods indicated compared to those of relevant market indexes.  The Standard & Poor’s 500 Index, the Fund’s primary benchmark, is generally representative of the market for the stocks of large-size U.S. companies.  The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies.

Performance of the Fund is measured from April 1, 2005, the inception of the Research Partnership.  The Fund’s investment objectives, policies and restrictions are materially equivalent to those of  the Research  Partnership and the Research Partnership was managed at all times with full investment authority by Weitz & Co.  During this period, the Research Partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940 or the Internal Revenue Code, which if applicable, might have adversely affected the performance of the Research Partnership.   All performance numbers are calculated after deducting proforma fees and expenses equivalent to the total annual fund expenses set forth above and all numbers assume reinvestment of dividends.  The Research Partnership’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes.  Updated performance information is available on our website at weitzfunds.com or by calling us toll-free at 800-304-9745.

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Calendar Year Total Returns

The Research Partnership’s year-to-date return for the nine months ended September 30, 2010 was 18.51%.

Best and Worst Performing Quarters (during the period shown above)

	Quarter/Year	Total Return
Best Quarter	2nd Quarter 2009	15.97%
Worst Quarter	4th Quarter 2008	-19.35%

Average Annual Total Returns (for periods ended December 31, 2009)

	1 Year	Since inception (April 1, 2005)
Return Before Taxes	38.84%	1.14%
Return After Taxes on Distributions	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A
Comparative Indexes (reflects no deduction for fees, expenses or taxes):
Standard & Poor’s 500 Index	26.46%	0.90%
Russell 3000 Index	28.34%	1.28%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.   After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).  After tax returns are not provided because the Research Partnership’s tax treatment was different than that of a registered investment company.

Fund Management

Investment Adviser
Wallace R. Weitz & Company (“Weitz & Co.”) is the investment adviser for the Fund.

Portfolio Management
The Fund is managed by a team of Weitz & Co. research analysts.  The analysts responsible for managing the Fund are listed below:

•	Jonathan Baker, CFA, has served as a Research Analyst for Weitz & Co. since 1997 and has been a Co-Manager of the Research Partnership since its inception in April 2005.

•
Barton Hooper, CFA, has served as a Research Analyst for Weitz & Co. since 2007 and has been a Co-Manager of the Research Partnership since January 2008.  Prior to joining Weitz & Co., he spent four years as a Research Analyst at Oak Value Capital Management and Trilogy Capital Management.

5

•	David Perkins, CFA, has served as a Research Analyst for Weitz & Co. since 2004 and has been a Co-Manager of the Research Partnership since its inception in April 2005.

•
  Andrew Weitz has served as a Research Analyst for Weitz & Co. since 2008 and has been a Co-Manager of the Research Partnership since January 2010.  Prior to joining Weitz & Co., he spent four years as a Research Associate and Research Analyst with Ariel Investments.

•	Bradley P. Hinton, CFA, has served as Director of Research for Weitz & Co. since 2004 and has provided oversight of the Research Partnership’s Co-Managers since its inception in April 2005.

Purchase and Sale of Fund Shares
The minimum investment required to open an account in the Fund is $25,000.  The subsequent minimum investment requirement is $25.

Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business.  You may conduct transactions by mail (Weitz Funds, ℅ BFDS, 330 W 9th Street, 1st Floor, Kansas City, MO 64105), by telephone at 800-304-9745, or online at weitzfunds.com.  Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information
The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary a fee to compensate them for the services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund.  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

6

Additional Information About Investment Strategies and Related Risks

The Fund seeks to achieve its investment objective through its principal investment strategies.  A summary of the Fund’s principal investment strategies and principal risks are provided at the beginning of this Prospectus.  This section of the Prospectus provides additional information about the investment strategies used by the Fund and the risks associated with the Fund.  The Fund does not engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Investment Objectives

The investment objective of the Fund is capital appreciation.  The investment objective can be changed without a shareholder vote.

Additional Information About Investment Strategies

The Fund seeks to achieve its objective by investing primarily in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds. The Fund may also invest in put and call options.  The Fund may invest in the securities of other investment companies, which may include exchange-traded funds. The Fund may invest in the equity securities of issuers of all sizes, including smaller capitalization companies (we consider companies with a market capitalization of less than $2.5 billion at the time of purchase to be smaller capitalization companies).  The Fund may also invest in other securities of a company not convertible into common stock, such as bonds and preferred stock, which we determine may offer the opportunity for capital appreciation. Such convertible or non-convertible securities may be investment grade, non-investment grade or unrated. The Fund’s portfolio is generally more concentrated than many mutual funds. It is not uncommon for us to invest 50-65% of the Fund’s portfolio in the top ten positions (but this is not a requirement).

Tax considerations are secondary to the primary goal of capital appreciation, but all things being equal, we manage the Fund to maximize after-tax returns for tax-paying shareholders. For example, we prefer long-term capital gains to short-term gains, and we optimize the recognition of capital losses when possible.

We do not try to “time” the market.  However, if there is cash available for investment and there are not securities which meet the Fund’s investment criteria or if we determine that market conditions warrant, the Fund may invest without limitation in cash and cash equivalents such as money market fund shares and repurchase agreements on U.S. Government securities or other high quality fixed income securities for temporary defensive purposes. In the event that the Fund takes such a temporary defensive position, it may not achieve its investment objective during this temporary period.

In making investment decisions, we distinguish between security price volatility and the risk of permanent loss of capital. Some of the securities the Fund owns may be volatile. Since the Fund focuses on long-term total return (income plus capital gains), we are not as concerned with short-term volatility.

We are concerned with the risk of permanent loss of capital. We believe that by focusing on the value of the underlying business and being disciplined about buying securities only when they appear to be selling below the company’s business value, the Fund may enjoy what Benjamin Graham (sometimes known as the father of “value  investing”) called a “margin of safety.” The margin of safety reduces, but does not eliminate, risk.  However, we will make mistakes in measuring value, business values may deteriorate after we buy, and securities may sell below their business values indefinitely, so the Fund cannot avoid incurring losses. Also, since our investment approach leads us to invest in securities which are not currently popular, the Fund is subject to extended periods during which their securities will likely under-perform others or display volatile price movements.  Therefore, investors should purchase shares of the Fund only if they intend to be patient, long-term investors.

Portfolio securities are selected by the members of the research team of the Fund’s investment adviser, Wallace R. Weitz & Company (“Weitz & Co.”).   Each analyst (Co-Manager) is assigned a portion of the Fund’s assets and is responsible for selecting investments within that portion of the Fund.  Allocations among market sectors and companies are made within the parameters established by the Fund’s investment objectives, strategies and restrictions under the supervision of  Bradley P. Hinton, Weitz & Co.’s Director of Research.

Risks of Investing in the Fund

You should be aware that an investment in the Fund involves certain risks.  There is no guarantee that the Fund will meet its investment objective or that the Fund will perform as it has in the past.  You may lose money if you invest in

7

the Fund. The following is a discussion of the primary risk factors of the Fund in light of its principal investment strategies.  For more information about the risks associated with the Fund, please see the SAI, which is incorporated by reference into this Prospectus.

•
Market Risk   As with any other mutual fund, the share price of the Fund will fluctuate daily depending on general market conditions.  The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably.  The value of a security may decline due to general market conditions which are not specifically related to a particular industry, company or government, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  They may also decline due to factors which affect a particular industry such as labor shortages, unfavorable credit conditions, increased production costs or a diminished competitive position.  During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.  Equity securities generally have greater price volatility than fixed income securities.

•	Investment in Undervalued Securities Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor.

•
Non-diversified Risk   The Fund is non-diversified.  A non-diversified fund may have larger positions in fewer companies, industries or municipalities than a diversified fund.  A concentrated portfolio is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

•
Issuer Risk   The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•
Smaller Company Risk   Smaller capitalization companies may not have the size, resources or other assets of larger capitalization companies. The prices of such issuers can fluctuate more than the stocks of larger companies and they may not necessarily correspond to changes in the stock market in general.

•	Failure to Meet Investment Objective Risk There can be no assurance that the Fund will meet its investment objective.

The following additional risks may apply to the Fund at various times:

•
Investments in Other Investment Companies   The Fund may invest in the shares of other investment companies, including affiliated and non-affiliated money market funds. Investing in the shares of other investment companies involves the risk that such other investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Fund. To the extent that the Fund is invested in the shares of other investment companies, the Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in investment company shares.

•
 Investments in Exchange Traded Funds   The Fund may invest in exchange traded funds (“ETFs”).  ETFs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index. ETFs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index. To the extent that the Fund is invested in an ETF, the Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in an ETF.

•
Restricted or Illiquid Securities Risk   Securities that are not publicly traded such as those acquired in a privately negotiated transaction and other restricted securities may be difficult to sell or may be subject to agreements that prohibit or limit their sale or other disposition.  Securities that are thinly traded, especially those where the Fund holds a significant percentage of the issuers outstanding shares may also be considered illiquid and the Fund may be unable to sell them on short notice or only at a price below current value.  The Fund will not invest in any such restricted or illiquid securities which would cause the aggregate value of all such securities to exceed 15% of the Fund’s net assets.

•
Investments in Put and Call Options   The Fund may buy and sell put and call options. Options such as puts and calls are contracts giving the holder the right to either buy or sell a financial instrument at a specified price before a specified time. Investments in puts and calls involve the risk that since the puts and calls are options which have an expiration date, the Fund could lose the entire cost of those puts and calls which expire worthless.

•
Government-Sponsored Enterprises Risk   The Fund may invest in certain government-sponsored enterprises whose obligations are not direct obligations of the U.S. Treasury. Such entities may include, without limitation, the Federal Home Loan Banks (“FHLB”), Federal Farm Credit Banks (“FFCB”), Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”). Entities such as FHLB and FFCB, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed

8

securities issued by such agencies are neither guaranteed nor insured by the U.S. Government. Fannie Mae and Freddie Mac historically were neither guaranteed nor insured by the U.S. Government. However, on September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship, which, in effect, has caused Fannie Mae and Freddie Mac to become guaranteed obligations of the U.S. Government. Although the U.S. Government is providing support to Fannie Mae and Freddie Mac, no assurance can be given that they will continue to do so.

•
Non-U.S. Securities Risk   The Fund may purchase foreign securities that are traded in foreign markets or may be represented by American Depository Receipts that are traded in the United States.  Investments in non-U.S. securities may involve additional risks including exchange rate fluctuation, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

•	Preferred Securities Risk In addition to credit risk, investment in preferred securities carries certain risks including:

- Deferral Risk-Traditional preferreds contain provisions that allow an issuer, under certain conditions, to skip (in the case of "noncumulative" preferreds) or defer (in the case of "cumulative" preferreds) dividend payments. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any income.
- Redemption Risk-Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.
- Limited Voting Rights-Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.
- Subordination-Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

•
Information Risk   The risk that key information about a security is inaccurate or unavailable.  Securities issued in initial public or private offerings often involve greater information risk than other equity securities due to a lack of historical public information.

Management

Investment Adviser

Weitz & Co. is the investment adviser for the Fund. Weitz & Co. is located at One Pacific Place, 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124.

Weitz & Co. provides investment advice to the Fund and is responsible for the overall management of the Fund’s business affairs, subject to the supervision of the Board of Trustees of Weitz Funds. Weitz & Co. is a Nebraska corporation formed in March, 1983 and also serves as investment adviser to certain other entities, including, without limitation, eight other series of the Weitz Funds, an investment limited partnership and certain individual accounts.

Weitz & Co. receives an annual investment management fee from the Fund in accordance with the following schedule:

Average Daily Net Asset Break Points

	Less Than or
Greater Than	Equal To	Rate
$ 0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

The Fund pays all expenses directly attributable to it. Weitz & Co. has voluntarily agreed to reimburse the Fund or to pay directly a portion of the Fund’s expenses to the extent that the total annual fund operating expenses, excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, exceed 1.50% of the Fund’s annual average daily net assets. These voluntary fee waivers can be terminated at any time. Through July 31, 2012, Weitz & Co. has contractually agreed to reimburse the Fund or to pay directly a portion of the Fund’s expenses to the extent that the total annual fund operating expenses, excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, exceed 0.90% of the Fund’s annual average daily net assets.

9

Weitz & Co. also provides administrative services to the Fund pursuant to an Administration Agreement which provides that the Fund will pay Weitz & Co. a monthly administrative fee based on the average daily net assets of the Fund, plus third party expenses directly related to providing such services. Weitz & Co. has contracted with Boston Financial Data Services, Inc. to serve as sub-transfer agent for the Fund.

Information regarding the factors considered by the Board of Trustees in connection with the approval of the Investment Advisory Agreement with the Fund will be included in the Fund’s March 31, 2011 Annual Report to Shareholders, which will be available at weitzfunds.com.

Board of Trustees

The Board of Trustees of Weitz Funds is responsible for managing the business and affairs of the Fund, including overseeing the Fund’s officers, who actively supervise the day-to-day operations of the Fund. Each Trustee serves until a successor is elected and qualified or until resignation.

At least seventy-five percent of the Trustees of Weitz Funds are independent Trustees within the meaning of the Investment Company Act of 1940. In addition, the Board has elected an independent Trustee to serve as Chair of the Board.

Portfolio Managers

The Fund is managed by a team of research analysts with oversight provided by Bradley P. Hinton, Weitz & Co.’s Director of Research.  The analysts responsible for managing the Fund are listed below:

•
Jonathan Baker, CFA, has served as a Research Analyst for Weitz & Co. since 1997 and has been a Co-Manager of the Research Partnership since its inception in April 2005.  Prior to joining Weitz & Co., he spent four years as a practicing CPA with McGladrey & Pullen, LLP.

•
Barton Hooper, CFA, has served as a Research Analyst for Weitz & Co. since 2007 and has been a Co-Manager of the Research Partnership since January 2008.  Prior to joining Weitz & Co., he spent four years as a Research Analyst at Oak Value Capital Management and Trilogy Capital Management.  From 1996 to 2002, Mr. Hooper was an Investment Banker at George K. Baum & Company, and from 1991 to 1994, he was a practicing CPA with Deloitte & Touche, LLC.

•
David Perkins, CFA, has served as a Research Analyst for Weitz & Co. since 2004 and has been a Co-Manager of the Research Partnership since its inception in April 2005.  Prior to joining Weitz & Co., he spent three years as an Equity Analyst at McCarthy Group Asset Management.

•
Andrew Weitz has served as a Research Analyst for Weitz & Co. since 2008 and has been a Co-Manager of the Research Partnership since January 2010.  Prior to joining Weitz & Co., Mr. Weitz spent four years as a Research Associate and Research Analyst with Ariel Investments.  From 2002 to 2004, he worked with the Departments of Physics and Astronomy at Carleton College supporting the computational research efforts.

•
Bradley P. Hinton, CFA, has provided oversight of the Co-Managers of the Research Partnership since its inception in April 2005.  Mr. Hinton has been a Research Analyst for Weitz & Co. since September 2001 and the Director of Research since April 2004.  He also serves as Portfolio Manager of the Weitz Balanced Fund and Co-Manager of the Weitz Value and Weitz Partners Value Funds.  He was previously a Fixed Income Investment Manager with Principal Financial Group (1994-1998) and an Associate and a Debt Manager with Con-Agra Foods (1998-2001).

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the Fund’s Statement of Additional Information, which is available at weitzfunds.com.

Fund Distributor

The Fund is distributed by Weitz Securities, Inc., a Nebraska corporation which is affiliated with Weitz & Co. Shares of the Fund are sold without any sales commissions or other transaction fees. Weitz & Co. pays any sales or promotional costs incurred in connection with the sale of the Fund’s shares.

Fund History

The Weitz Funds (“the Trust”) is a Delaware statutory trust organized on August 4, 2003, and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is an open-end

10

management investment company originally organized as a limited partnership in April 2005, under the laws of the State of Delaware. On December 31, 2010, the Fund became the successor to the Research Partnership and has substantially the same investment objectives and strategies as did the Research Partnership. The Fund also has the same portfolio management team as the Research Partnership.

Disclosure of Portfolio Holdings

A complete listing of the Fund’s portfolio holdings is publicly available on a quarterly basis through applicable filings on Forms N-CSR and N-Q made with the SEC. This information is also available on the Weitz Funds’ website at weitzfunds.com on or about the 30th business day after the end of each quarter in the quarterly shareholder reports, copies of which are also sent to all shareholders. Such information will remain on the website until the next quarter’s information is released. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is provided in the Statement of Additional Information, which is also available at weitzfunds.com.

Purchasing Shares

Opening a Regular New Account

By Mail   You can open a new account by:

•	Completing and signing a Weitz Funds purchase application;

•
Enclosing a check made payable to Weitz Funds. We do not accept cash, money orders, post-dated checks, travelers checks, third-party checks, credit card convenience checks, instant loan checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks;

•	Mailing the application and the check to:

By Mail:
Weitz Funds
P.O. Box 219320
Kansas City, Missouri 64121-9320

By Certified or Overnight Delivery:
Weitz Funds
c/o Boston Financial Data Services 330 W. 9th Street
Kansas City, Missouri 64105

•	Providing other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts.

By Internet   You can open a new account through our website, weitzfunds.com. Click on “Open New Account” and follow the instructions to complete the online application. In order to complete an online purchase, you will need to provide electronic bank transfer instructions and certain identification information. There is a limit of $100,000 per day for purchase transactions through our website. Certain account types are not available for online account access. Please see the caption “Telephone and Internet Account Access Information” on page 13 regarding account access via the Internet.

The minimum investment required to open an account in the Fund is $25,000. The subsequent minimum investment requirement is $25.

We reserve the right, at our sole discretion, to reject any order or subsequent purchase, to waive initial investment minimums for new accounts and to modify investment minimums from time to time. All purchase orders are subject to acceptance by authorized officers of Weitz Funds and are not binding until so accepted.  Boston Financial Data Services (“BFDS”) is the sub-transfer agent for Weitz Funds. Any checks received directly by Weitz Funds at its business address will be forwarded promptly to BFDS and processed when received by BFDS.

Opening a Retirement Account

Certain individuals may be eligible to open a traditional IRA, Roth IRA or SEP IRA. In addition, existing IRA accounts and certain qualified pension and profit sharing plans can be rolled over or transferred into a new IRA account, which can be invested in shares of the Fund. You can request information about establishing an IRA by calling the Weitz Funds at 402-391-1980 or 800-304-9745.

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By Mail   You can open an IRA account by:

•	Completing the IRA application and the transfer form, if applicable;

•	Mailing the forms to the address shown on page 11.

By Internet   Traditional IRA accounts and Roth IRA accounts can be opened online through our website, weitzfunds.com. Click on “Open New Account” and follow the instructions to complete the online IRA application.

Currently, IRA accounts are not charged an annual maintenance fee.

Shares of the Fund may also be purchased as an investment in other types of pension or profit sharing plans. Although Weitz Funds will endeavor to provide assistance to shareholders who are participants in such plans, it does not have forms of such plans for adoption and does not undertake to offer advice relating to the establishment of such plans or compliance with the ongoing requirements for such plans. Plan participants should seek the guidance of a professional adviser before investing retirement monies in shares of the Fund.

Purchasing Shares of the Fund

You pay no sales charge when you purchase shares of the Fund. The price you pay for the Fund’s shares is the Fund’s net asset value per share which is calculated once each day generally as of the close of trading on the New York Stock Exchange (“NYSE”) (ordinarily 3:00 p.m. Central Time) on days on which the exchange is open for business. In addition to Saturday and Sunday, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed. If your purchase request is received in good order on any day prior to such time, your purchase price will be the net asset value calculated on that day. If your purchase request is received in good order on any day after such time, your purchase price will be the net asset value calculated on the next business day. We cannot hold investments to be processed at a later date. The shares you purchase must be qualified for sale in your state of residence. You should purchase shares of the Fund only if you intend to be a patient, long-term investor. Excessive trading into or out of the Fund may harm the Fund’s performance by disrupting the portfolio management process. Such trading may also increase expenses for other shareholders. If you engage in this type of activity, your trading privileges may be suspended or terminated. All purchases are subject to acceptance by the Fund and the Fund reserves the right to reject any purchase in order to prevent transactions considered to be harmful to existing shareholders. See the caption Frequent Trading Policy on page 18 for additional information about the Fund’s policy with respect to frequent or excessive trading.
You can purchase shares in the following manner:

By Mail   You can purchase additional shares in an existing account by:

•
Sending a check made payable to Weitz Funds.  We do not accept cash, money orders, post-dated checks, travelers checks, third-party checks, credit card convenience checks, instant loan checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks;

•	Completing the information on the remittance stub which is the bottom portion of your most recent transaction statement;

•	Mailing the check and remittance stub to:

By Mail:
Weitz Funds
P.O. Box 219320
Kansas City, Missouri 64121-9320

By Certified or Overnight Delivery:
Weitz Funds
c/o Boston Financial Data Services 330 W. 9th Street
Kansas City, Missouri 64105

If the remittance stub is not available, please indicate on your check or on a separate piece of paper your account name, address and account number. If you are purchasing shares for a new account, please see the procedures described above under the heading “Opening a Regular New Account.”

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By Wire   You can purchase shares with payment by bank wire by:

•	Calling Client Services at 402-391-1980 or 800-304-9745 and furnishing your account name, address and account number together with the amount being wired and the name of the wiring bank;

•	Instructing the bank to wire funds as follows:

State Street Bank & Trust
ABA# 011000028
Account# 99057341
Weitz Funds Universal Account
For credit to Research Fund 309

For the account of: your account number and name

If you are purchasing shares by wire for a new account, you must send a completed purchase application to Weitz Funds at the address set forth above prior to wiring your payment.

Weitz Funds will not be responsible for the consequences of delays in the bank or Federal Reserve wire system. Banks may impose a charge for the wire transfer of funds.

By Internet   If you have an existing account directly with Weitz Funds and you have established a User ID for your account, you can purchase additional shares of the Fund through our website, weitzfunds.com. You also need to have established electronic bank transfer instructions to purchase shares via our website. There is a limit of $100,000 per day for purchase transactions through our website. If your order is accepted after the close of regular trading on the NYSE, or on a day the NYSE is not open for regular trading, your purchase price will be the net asset value as computed on the next business day. Payment for Internet share purchases can only be made through your electronic bank transfer instructions. If you have not previously established electronic bank transfer instructions for your account, you can do so by using the “Account Access” feature on our website or you can contact Client Services at 402-391-1980 or 800-304-9745 to obtain a form to add these instructions to your account. This form can also be downloaded from our website.

By Telephone   If you have an existing account directly with Weitz Funds and you have established electronic bank transfer instructions, you can purchase additional shares of the Fund over the telephone. There is a limit of $100,000 per day for purchase transactions over the telephone. If your order is received after the close of regular trading on the NYSE, or on a day the NYSE is not open for regular trading, your purchase price will be the net asset value as computed on the next business day. Payment for telephone share purchases can only be made through your electronic bank transfer instructions or by wire. If you have not previously established banking instructions for your account, you can do so by using the “Account Access” feature on our website or you can contact Client Services at 402-391-1980 or 800-304-9745 to obtain a form to add these instructions to your account. This form can also be downloaded from our website.

If an account has multiple owners, we may rely on the instructions of any one account owner. A telephone purchase request in good order should include the following:

•	Your account name, account number and Fund name;

•	The amount of the purchase being requested (specified in dollars); and

•	Other identifying information which is requested.

Please retain the confirmation number assigned to your telephone purchase as proof of your trade. We reserve the right to (i) refuse a telephone purchase if we believe it is advisable to do so; and (ii) revise or terminate the telephone purchase privilege at any time. Please see the caption “Telephone and Internet Account Access Information” on page 13.

By Automatic Investment   At the time you open an account, or at any time thereafter, you can choose to make automatic investments in shares of the Fund (minimum investment of $25) at regular intervals (on the 1st, 8th, 15th or 22nd day of the month or, if such day is not a business day, on the next following business day) by:

•	Sending a voided check from your bank account.

Your request to establish automatic investment privileges must be received by Weitz Funds at least three business days prior to the initial automatic investment.

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You can add or cancel the automatic investment service or change the amount of the automatic investment by calling or sending a written request to Weitz Funds or through the Account Access feature of our website, weitzfunds.com. Your request must be received at least three business days prior to the effective date of the change.

Funding Your Account

If your check is returned because of insufficient funds or because you have stopped payment on the check, or if your electronic bank transfer investment transaction is returned by the bank, you will be responsible for any losses sustained by the Fund as a result of (i) fees charged to the Fund or (ii) a decline in the net asset value when the shares issued are cancelled. If you are an existing shareholder, losses may be collected by redeeming shares from your account.   Fund shares purchased by check or via electronic bank transfer cannot be redeemed until 15 days after the date of such purchase.

Purchasing Through Others

Shares of the Fund may also be purchased through certain broker-dealers or other financial intermediaries that have entered into selling agreements or related arrangements with Weitz & Co. or its affiliates. If you invest through such entities, you must follow their procedures for buying and selling shares. Please note that such financial intermediaries may charge you fees in connection with purchases of Fund shares and may require a minimum investment amount different from that required by the Fund. Such broker-dealers or financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Fund. If the broker-dealer or financial intermediary submits trades to the Fund, the Fund will use the time of day when such entity or its designee receives the order to determine the time of purchase or redemption, and will process the order at the next closing price computed after receipt. The broker-dealer or financial intermediary generally has the responsibility of sending prospectuses, shareholder reports, statements and tax forms to their clients. Weitz & Co. may, from time to time, make payments to broker-dealers or other financial intermediaries for certain services to the Fund and/or its shareholders, including sub-administration, sub-transfer agency and shareholder servicing.

Redeeming Shares

Redemption Procedures

Shares will be redeemed at the net asset value next determined after receipt of a redemption request in good order. If your redemption request is received in good order on any day prior to the close of the NYSE (ordinarily 3:00 p.m. Central Time) on days on which the exchange is open for business, shares will be redeemed at the net asset value calculated on that day. If your redemption request is received in good order after such time, shares will be redeemed at the net asset value calculated on the next business day. There are no fees for redeeming shares. You must have a completed purchase application on file with Weitz Funds before a redemption request will be accepted. In addition, Weitz Funds must have received payment for the shares being redeemed and may delay the redemption payment (normally not more than 15 days) until the purchase funds have cleared. You can call Client Services at 402-391-1980 or 800-304-9745 if you have questions about the requirements for redemption requests.

You can redeem shares of the Fund at any time in the following manner:

By Written Request   You can redeem shares of the Fund by sending a redemption request in writing to Weitz Funds. A written redemption request in good order should include the following:

•	Your account name, account number and Fund name;

•	The amount of the redemption being requested (specified in dollars or shares);

•
The signature of all account owners exactly as they are registered on the account; if you are a corporate or trust shareholder, the signature must be of an authorized person with an indication of the capacity in which such person is signing;

•	A signature guarantee, if required; and

•
Other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts. (Corporate resolutions must be dated within six months of the redemption request.)

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You can call Client Services at 402-391-1980 or 800-304-9745 for information on which documents may be required.

Written redemption requests can be sent by mail or facsimile transmission to:

By Mail:
Weitz Funds
P.O. Box 219320
Kansas City, Missouri 64121-9320

By Certified or Overnight Delivery:
Weitz Funds
c/o Boston Financial Data Services 330 W. 9th Street
Kansas City, Missouri 64105

By Facsimile: 402-391-2125

By Telephone Request   If you have an individual account directly with Weitz Funds, you can redeem shares of the Fund over the telephone up to $100,000 per day. Telephone redemptions cannot be made from IRA accounts, retirement accounts, corporate accounts or certain other accounts. The ability to redeem shares by telephone is automatically established on any account for which telephone redemptions are available unless the account holder requests otherwise. A telephone redemption request can be made by calling 402-391-1980 or 800-304-9745. If an account has multiple owners, Weitz Funds may rely on the instructions of any one account owner. A telephone redemption request in good order should include the following:

•	Your account name, account number and Fund name;

•	The amount of the redemption being requested (specified in dollars or shares); and

•	Other identifying information which is requested.

Please retain the confirmation number assigned to your telephone redemption as proof of your trade. Weitz Funds reserve the right to (i) refuse a telephone redemption if we believe it is advisable to do so; and (ii) revise or terminate the telephone redemption privilege at any time. Please see the caption “Telephone and Internet Account Access Information” on page 13.

By Internet   If you have an account directly with Weitz Funds and you have established a User ID, you can redeem shares of the Fund through our website, weitzfunds.com, up to $100,000 per day. Redemptions cannot be made via the website from corporate accounts or certain other accounts. If your order is accepted after the close of regular trading on the NYSE, or on a day the NYSE is not open for regular trading, your redemption price will be the net asset value as computed on the next business day. Please see the caption “Telephone and Internet Account Access Information” on page 13.

Redemption Payments

Payment for the shares redeemed will be made as soon as possible, but no later than seven days after the date of the receipt of your redemption request in good order. Payment will normally be made by check or, if you have established electronic bank transfer instructions, you can request to receive your redemption proceeds via electronic bank transfer or by wire to the bank account of record. If you have not previously established electronic bank transfer instructions for your account, payment may also be made by wire transfer in accordance with wire instructions provided in writing to Weitz Funds accompanied by a signature guarantee. Weitz Funds reserve the right to require you to pay for the cost of transmitting the wire transfer. Your bank may also impose a charge to receive the wire transfer.

To protect you and Weitz Funds, any redemption request received within 15 days of an address change must be accompanied by a signature guarantee.

A redemption of shares is treated as a sale for tax purposes and, will generally result in a short-term or long-term capital gain or loss, depending on how long you have owned the shares.

If the Post Office cannot deliver your check, or if your check remains uncashed for six months, we reserve the right to reinvest your redemption proceeds in your account at the then current net asset value.

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Signature Guarantees

We reserve the right to require a signature guarantee on all redemptions. Signature guarantees will be required in the following circumstances:

•	A redemption request which is payable to anyone other than the shareholder of record;

•	A redemption request which is to be mailed to an address other than the address of record;

•	A redemption request which is payable to a bank account other than the bank account of record;

•	A redemption request received within 15 days of an address change; and

•	Instructions to establish or change wire instructions.

A signature-guaranteed request may not be sent by facsimile.

A signature guarantee must be obtained from an institution participating in the Securities Transfer Agent Medallion Program. Such institutions typically include commercial banks that are FDIC members, trust companies, and member firms of a domestic stock exchange. “STAMP 2000 Medallion Imprints” is the only form of signature guarantee that will be accepted. A notary public is not an eligible guarantor.
Other Redemption Information

Redemption payments normally will be made wholly in cash. The Fund may, however, redeem its shares through the distribution of portfolio securities if and to the extent that redemptions by the same shareholder during any 90-day period exceed the lesser of (i) $250,000, or (ii) one percent of the net assets of the Fund at the beginning of the period. Shareholders whose shares are redeemed in kind may be subject to brokerage commissions or other transaction charges upon the resale of the distributed securities.

Weitz Funds may suspend redemptions or postpone payment: (i) at times when the NYSE is closed for other than weekends or holidays; (ii) under emergency circumstances as permitted by the U.S. Securities and Exchange Commission or (iii) to the extent otherwise permitted by applicable laws or regulations.

Exchanging Shares

You can exchange shares of the Fund for shares of another Weitz Fund. Exchanges will only be made between accounts with identical registrations. The ability to initiate such exchanges by telephone is automatically established on your account unless you request otherwise. You can request the exchange of shares by telephone or in writing in the following manner:

•	Provide the name of the Funds, the account name, account number and the dollar amount of shares to be exchanged; and

•	Other identifying information which is requested.

If you have established a User ID, you can submit an order to exchange shares through our website, weitzfunds.com. If your order is accepted after the close of regular trading on the NYSE, or on a day the NYSE is not open for regular trading, your redemption price of the redeemed Fund and purchase price of the purchased Fund will be their respective net asset values as computed on the next business day.

Please retain the confirmation number assigned to your telephone or Internet exchange as proof of your trade.

You should be aware that although there are no sales commissions or other transaction fees related to exchanging shares, such an exchange is treated as a sale of shares from the Fund and the purchase of shares of the other Fund and any gain or loss on the transaction will be reportable on your tax return unless the shares were held in a tax-deferred account. The price for the shares being exchanged will be the net asset value of the shares next determined after your exchange request is received. Please see the caption “Telephone and Internet Account Access Information” on page 13.

Weitz Funds reserve the right to (i) refuse a telephone exchange if they believe it is advisable to do so; and (ii) revise or terminate the telephone exchange privilege at any time.

You should purchase shares of the Fund only if you intend to be a patient, long-term investor. The exchange privilege is offered as a convenience to shareholders and is not intended to be a means of speculating on short-term movements in securities prices. Weitz Funds reserve the right at any time to suspend, limit, modify or terminate exchange

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privileges in order to prevent transactions considered to be harmful to existing shareholders. See the caption Frequent Trading Policy on page 18 for additional information about Weitz Funds’ policy with respect to frequent or excessive trading.

Shareholder Account Policies and Maintenance

Changing Your Address

You can change the address on your account by sending a written request to Weitz Funds. Your written request must be signed by all registered owners of the account and should include your account name(s), account number(s) and both the new and old addresses.  To change your address online, log into Account Access at weitzfunds.com and click on the “Change Address” button at the bottom of the Account Portfolio page. To protect you and the Fund, any redemption request received within 15 days of an address change must be in writing and accompanied by a signature guarantee, as described below.

Confirmations

Each time you purchase, redeem or exchange shares, you will receive a confirmation of the transaction from Weitz Funds. At the end of each calendar quarter you will receive a statement which will include information on activity in your account. You should review your confirmations and statements for accuracy and report any discrepancies to us promptly.

Shareholder Reports

Weitz Funds provide a quarterly shareholder report for the Fund which include a listing of the securities in its portfolio at the end of the quarter, a letter from a portfolio manager discussing, among other things, investment results for the quarter and an individual Management Discussion and Analysis for the Fund provided by the respective Fund’s portfolio managers. The annual report for Weitz Funds will include the Funds’ audited financial statements for the previous fiscal year and the semi-annual report will include unaudited financial statements.

Electronic Delivery of Reports and Prospectuses

You may elect to receive our financial reports (Fund reports and prospectuses) online instead of receiving them in the mail. By electing to receive your financial reports electronically, you will not only save trees and get your reports faster, but you will help us reduce Fund expenses, which could lower your investment costs. At the present time, only financial reports will be available online. You will continue to receive paper copies of your shareholder statements and confirmations.

To start receiving these reports online, log into Account Access at weitzfunds.com and click on the “Electronic Delivery” button at the bottom of the Account Portfolio page. You will then be instructed to enter your email address and to give consent to receive your reports electronically. If you do not already have a User ID, you will need to establish one in order to log into Account Access.   Once you have elected to receive this information electronically, you will be sent an email notification that will contain a link to the most current Weitz Funds report as soon as the information is available. Simply click on the link or paste the link into your browser and you will have immediate access to Fund reports and prospectuses.

Householding

Many shareholders of Weitz Funds have family members living in the same home who also own shares of Weitz Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce Fund expenses, Weitz Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as “householding” does not apply to account statements, confirmations, or personal tax information.

If you do not wish to participate in householding, or wish to discontinue householding at any time, call Client Services at 402-391-1980 or 800-304-9745. We will resume separate mailings for your account within 30 days of your request.

Important Information About Procedures for Opening an Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including Weitz Funds, to obtain, verify and record information that identifies each customer (as defined in the Department of Treasury’s Customer Identification Program for Mutual Funds) who opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

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What this means for you: we must obtain the following information for each customer who opens an account:

•	Name;

•	Date of birth (for individuals);

•	Physical residential address (not post office boxes); and

•	Taxpayer Identification Number such as Social Security Number or other identifying number.

Following receipt of your information, Weitz Funds will follow our Customer Identification Program to attempt to verify your identity. You may be asked to provide certain other documentation (such as a driver’s license or a passport) in order to verify your identity. Additional information may be required to open accounts for corporations and other non-natural persons. We will also follow our Customer Identification Program to obtain, verify and record the identity of persons authorized to act on accounts for such non-natural persons. Any documents requested in connection with the opening of an account will be utilized solely to establish the identity of customers in accordance with the requirements of law.

Federal law prohibits Weitz Funds and other financial institutions from opening accounts unless the minimum identifying information is received. We are also required to verify the identity of the new customer under our Customer Identification Program and may be required to reject a new account application, close your account or take other steps as they deem reasonable if they are unable to verify your identity. If an account is closed, the shares in that account will be redeemed at the net asset value determined on the redemption date.

Telephone and Internet Account Access Information

Telephone conversations with Weitz Funds may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

You may obtain personal account information:

•	On Weitz Funds’ website, weitzfunds.com;

•	By calling Client Services at 402-391-1980 or 800-304-9745 between 8:00 a.m. and 4:30 p.m. (Central Time); or

•	By calling the 24-hour automated customer service line at 800-773-6472.

Your account information should be kept private and you should immediately review any confirmations or account statements that you receive from Weitz Funds. We have established certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. We also suggest you make a note of any transaction numbers you receive when using our website. If we follow our policies and procedures, Weitz Funds and its agents generally will not be responsible for any losses or costs incurred by following telephone or Internet instructions that we reasonably believe to be genuine. There may also be delays, malfunctions or other inconveniences, or times when the website is not available for Fund transactions or other purposes. If this occurs, you should consider using other methods to purchase, redeem or exchange shares. If we believe it is in the best interest of all shareholders, we may modify or discontinue telephone and/or online transactions without notice.

Accounts with Small Balances

We reserve the right to automatically redeem any account balance in cases where the account balance in the Fund falls below $500. Shareholders will be notified in writing at least 60 days prior to the automatic redemption of their account due to an account balance falling below $500. Such automatic redemptions will reduce unnecessary administrative expenses and therefore, benefit the majority of shareholders.

Frequent Trading Policy

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. Frequent trading into and out of the Fund can have adverse consequences for the Fund and for long-term shareholders in the Fund. We believe that frequent or excessive short-term trading activity by shareholders of the Fund may be detrimental to long-term investors because those activities may, among other things:

(a) dilute the value of shares held by long-term shareholders; (b) cause the Fund to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses; and (d) incur

18

additional tax liability. The Fund therefore discourages frequent purchases and redemptions by shareholders and does not make any effort to accommodate this practice. To protect against frequent or excessive short-term trading, the Board of Trustees of Weitz Funds has adopted policies and procedures that are intended to permit the Fund to curtail such activity by shareholders. At the present time we do not impose limits on the frequency of purchases and redemptions, nor do we limit the number of exchanges into the Fund based upon the determination by the Board of Trustees that due to the nature of the Fund’s investment objectives, it is generally subject to minimal risks of frequent trading. We reserve the right, however, to impose certain limitations at any time with respect to trading in shares of the Fund, including suspending or terminating trading privileges in Fund shares, for any investor whom we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the Fund. It may not be feasible for us to prevent or detect every potential instance of abusive or excessive short-term trading.

Pricing of Shares

The Fund’s net asset value per share is determined once each day generally as of the close of trading on the NYSE (ordinarily 3:00 p.m. Central Time) on days on which the NYSE is open for business. Currently the NYSE and Weitz Funds are closed for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend):

•	New Year’s Day	•	Independence Day

•	Martin Luther King, Jr. Day	•	Labor Day

•	Presidents’ Day	•	Thanksgiving

•	Good Friday	•	Christmas

•	Memorial Day

The net asset value of the Fund is generally based on the market value of the securities in the Fund. If market values are not readily available or are deemed to be unreliable, such as with respect to restricted securities, private placements or other types of illiquid securities, the securities will be valued using valuation procedures approved by Weitz Funds’ Board of Trustees. These valuation procedures permit the Board to establish values for such securities based upon a good faith estimation of the fair market value of the subject security. As a result of relying on these valuation procedures, Weitz Funds may, therefore, utilize a valuation for a given security that is different from the value actually realized upon the eventual sale of the security.

Distributions and Taxes

Shareholder Distributions

You will receive distributions from the Fund which are your share of the Fund’s net income and gain on its investments. The Fund passes substantially all of its earnings along to its shareholders in the form of distributions. Distributions for the Fund are generally paid in June and December of each year.

You will receive your distributions from the Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you wish to change your instructions, you may notify us in writing, through the Account Access feature on our website or by calling Client Services at 402-391-1980 or 800-304-9745. If an account has multiple owners, we may rely on the instructions of any one account owner. Cash payment of distributions, if requested, will generally be mailed within five business days of the date such distributions are paid. If you have elected to receive distributions in cash and your check is returned as undeliverable, you will not receive interest on amounts represented by the uncashed check.

If the Post Office cannot deliver your check, or if your check remains uncashed for six months, we reserve the right to reinvest your distribution proceeds in your account at the then current net asset value.

Taxation of Distributions

The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although distributions paid to shareholders by the Fund are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Distributions are taxable regardless of how long you have owned shares of the Fund and whether your distributions are reinvested in shares of the Fund or paid to you in cash. Distributions that are derived from net long-term capital gains from the sale of securities the Fund owned for more than one year generally will be taxed as long-term capital gains. All other distributions, including short-term capital gains, generally will be taxed as ordinary income, except for qualifying

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dividends, as described below.

Early each calendar year we will send you the information you will need to report on your tax return regarding the amount and type of distributions you may have received in the previous year.

Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on income from certain qualifying dividends on certain corporate stock.  A shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.  These rate reductions do not apply to corporate shareholders.  The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2012.

Taxation of Sales and Exchanges

If you sell shares of the Fund or exchange shares of the Fund for shares of another Fund in the Weitz Funds family of Funds, you will be taxed on the amount of any gain, unless your investment is held in a tax-deferred account. The gain or loss will generally be determined by subtracting your tax basis in the shares from the redemption proceeds or the value of shares received. Your tax basis will depend on the original purchase price you paid and the price at which any distributions may have been reinvested. The gain or loss will generally be capital gain or loss and will be long-term capital gain or loss if you hold your shares for more than one year. If you sell shares held for less than six months that you have received a capital gains distribution with respect to, any loss on the sale of such shares will be a long-term capital loss to the extent of such capital gains distribution. You should keep your annual account statements so that you or your tax advisor will be able to properly determine the amount of any taxable gain.

Backup Withholding

Federal law requires the Fund to withhold a portion of distributions and/or proceeds from redemptions if you have failed to provide a correct tax identification number or to certify that you are not subject to backup withholding or if the Fund has been notified by the IRS that you are subject to backup withholding. These certifications must be made on your application or on Form W-9, which may be requested by calling 402-391-1980 or 800-304-9745.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions.

The Fund will generally withhold 30% (or lower applicable treaty rate) on distributions made to shareholders that are not citizens or residents of the United States.

Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in Weitz Funds.

Buying Shares Prior to a Distribution

You should consider the tax implications of buying shares of the Fund immediately prior to a distribution. If you purchase shares shortly before the record date for a distribution, you will pay a price for such shares that include the value of the anticipated distribution and you will be taxed on the distribution when it is received even though the distribution represents a return of a portion of the purchase price.

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Additional Information

Code of Ethics

Weitz Funds, Weitz & Co. and Weitz Securities, Inc. have each adopted a written Code of Ethics which, among other things:

•	Requires all employees to obtain preclearance before executing any personal securities transactions;

•	Requires all employees to report their personal securities transactions at the end of each quarter;

•	Requires all employees to report their personal securities holdings annually;

•	Restricts all employees from executing personal trades in a security within seven days before or after trades in that security are made for client accounts;

•
Prohibits employees from profiting from the purchase and sale (or sale and purchase) of the same security within a period of 60 days from the original sale or purchase, as the case may be, of such security; and

•	Prohibits market-timing the Fund and/or front-running client transactions or trading in the Fund on the basis of material non-public information.

Weitz Funds’ Board of Trustees reviews the administration of the Code of Ethics annually and may impose penalties for violations of the Code. Weitz Funds’ Code of Ethics is on public file with and available from the Securities and Exchange Commission.

Fund Custodian

Wells Fargo Bank Minnesota, National Association, Sixth and Marquette, Minneapolis, Minnesota 55479-0001, is the custodian for the Fund.

Fund Sub-Transfer Agent

Boston Financial Data Services, 330 W. 9th Street, Kansas City, Missouri 64105 is the sub-transfer agent for the Fund.

Independent Registered Public Accounting Firm

Ernst & Young, LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, is the independent registered public accounting firm for the Fund.

Fund Legal Counsel

Dechert, LLP, 1775 I Street N.W., Washington, DC 20006-2401 serves as legal counsel to the Fund.

21

Additional Information Is Available

The Statement of Additional Information (SAI) provides more detailed information about the Fund and its policies. The SAI, which has been filed with the Securities and Exchange Commission, is incorporated by reference. Additional information about the Fund’s investments is available in the Funds’ Annual, Semi-Annual and Quarterly Reports. In the Fund’s Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and reports are available without charge, upon request, and are also available at weitzfunds.com.

You may request information, make inquiries, or find additional information about the Fund as follows:

•	By telephone:	• On the Internet:
	800-304-9745	Weitz Funds
http://www.weitzfunds.com
•	By mail:	SEC
	Weitz Funds	http://www.sec.gov
One Pacific Place
1125 South 103rd Street
Suite 200
Omaha, Nebraska 68124-1071
NASDAQ Symbol : WRESX

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090 or 800-SEC-0330 or by submitting an e-mail request to: publicinfo@sec.gov. Reports and other information about the Fund is available from the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov. Copies of such information can also be obtained by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number: 811-21410

22

WEITZ FUNDS

Research Fund (WRESX)

____________________________________

Statement of Additional Information

December 31, 2010

This Statement of Additional Information is not a Prospectus.  This Statement of Additional Information relates to the Prospectus of the Research Fund (the “Fund”), a separate investment series of Weitz Funds (the “Trust”), dated December 31, 2010, and is incorporated in its entirety into the Prospectus.  In addition to the Fund, the Trust currently also consists of the Value, Partners Value, Partners III Opportunity, Hickory, Balanced, Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds (each a “Fund”).  Copies of the Prospectus may be obtained from the Trust without charge by calling 800-304-9745 or by contacting the Trust at 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124-1071.

FUND HISTORY

Weitz Funds (the “Trust”) is a Delaware statutory trust established August 4, 2003, whose shares are offered in series with each series representing a separate fund of investments with its own investment objectives, policies and restrictions.  At the present time nine series are authorized, the Research, Value, Partners Value, Partners III Opportunity, Hickory, Balanced, Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds (each, a “Fund”).  The Balanced Fund was the Trust’s initial series and it commenced operations on October 1, 2003.  As of December 30, 2005, the Partners III Opportunity Fund (“Partners III Fund”) succeeded to substantially all the assets of Weitz Partners III Limited Partnership, an investment limited partnership created in June of 1983 which was managed at all times with full investment authority by Wallace R. Weitz and Company (“Weitz & Co.”), the Trust’s investment adviser.  As of December 29, 2006, the Nebraska Tax-Free Income Fund (“Nebraska Fund”) succeeded to substantially all the assets of Weitz Income Partners Limited Partnership, an investment limited partnership created in August of 1985 which was managed at all times with full investment authority by Weitz & Co.  As of December 31, 2010, the Research Fund (the “Fund”) succeeded to substantially all the assets of Weitz Research Fund, L.P., an investment limited partnership created in March of 2005 which was managed at all times with full investment authority by Weitz & Co.  Each of the Funds in the Trust (other than the Balanced, Partners III,  Nebraska and Research Funds) is a successor in interest to certain funds having the same investment objectives that were included as series of two other investment companies previously managed by Weitz & Co., namely, Weitz Series Fund, Inc. and Weitz Partners, Inc. (the “Predecessor Funds”).  At shareholder meetings held in March of 2004, the shareholders of each of the Predecessor Funds approved the reorganization of the Predecessor Funds with and into the Trust and effective April 1, 2004, the assets and liabilities of the Predecessor Funds were transferred to the Trust in exchange for shares of each of the applicable Funds.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS OF THE FUND

Classification

The Fund is a non-diversified, open-end investment management company under the federal securities laws.  Because the Fund is non-diversified, it may have larger positions in fewer companies or industries than a diversified fund.  A concentrated portfolio is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

Investment Objective and Strategy

The investment objective of the Fund is capital appreciation. The investment objective of the Fund may be changed without a shareholder vote.  The Fund seeks to achieve its objective by investing primarily in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stocks and convertible bonds.  The Fund may also invest in put and call options.  The Fund may invest in the securities of other investment companies, which may include exchange-traded funds.   The Fund may also invest in other securities of a company not convertible into common stock, such as bonds and preferred stock, which Weitz & Co. determines may offer the opportunity for capital appreciation.  Such convertible or non-convertible securities may be investment grade, non-investment grade or unrated.  The Fund considers long-term capital gains preferable to short-term capital gains and dividend and interest income, but all such gains and income are acceptable.

The Fund is a “multi-cap” fund and may invest in the securities of any market capitalization, including the common stock of smaller and medium-sized companies.  Currently, we consider smaller and medium-sized companies to be issuers with a market capitalization of less than $10 billion at the time of initial purchase.

The portfolio of the Fund is generally more concentrated than many mutual funds. It is not uncommon for us to invest 50-65% of the Fund’s portfolio in the top ten positions (but this is not a requirement).

Tax considerations are secondary to the primary goal of capital appreciation, but all things being equal, the Fund’s portfolio is managed to maximize after-tax returns for tax-paying shareholders. For example, we prefer long-term capital gains to short-term gains and we optimize the realization of capital losses when possible.

The investment strategy of the Fund (which is called “value investing”) is to (1) identify attractive businesses that Weitz & Co. can understand and which have honest, competent management, (2) estimate the price that an informed, rational buyer would pay for 100% of that business, and then (3) buy securities of the business if they are available at a significant discount to this “business value” or “private market value.” The valuation process may focus on asset values, earning power, the intangible value of a company’s “franchise,” or a combination of these variables, depending on the type of business and other factors.  Purchasing securities at a discount to value is intended to provide what Benjamin Graham called a “margin of safety.” The margin of safety does not eliminate risk, but it is intended to reduce the likelihood of permanent loss of capital.

The Fund has, however, adopted a policy which allows it to invest for temporary defensive purposes a portion or all of its assets in high quality nonconvertible preferred stock, high quality nonconvertible debt securities and high quality U.S. Government, state and municipal and governmental agency and instrumentality obligations, or retain funds in cash or cash equivalents, such as money market fund shares when Weitz & Co. believes that market or economic conditions warrant such a temporary defensive investment position.

Some of the obligations purchased by the Fund are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury.  Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, Small Business Administration, Maritime Administration, Farmers Home Administration and Department of Veterans Affairs.

While the obligations of many of the agencies of the U.S. Government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. Government.  Some of the agencies are indirectly backed by their right to borrow from the U.S. Government, such as the

Federal Financing Bank.  Other agencies and Government-Sponsored Enterprises (“GSEs”) are supported solely by the credit of the agency or GSE itself, but are given additional support due to the U.S. Treasury’s authority to purchase their outstanding debt obligations.  GSEs include, among others, the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Home Loan Mortgage Company (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”).  No assurance can be given that the U.S. Government would provide support to GSEs, and these entities’ securities are neither issued nor guaranteed by the U.S. Treasury.  Fannie Mae and Freddie Mac historically were neither guaranteed nor insured by the U.S. Government.  However, on September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship, which, in effect, has caused Fannie Mae and Freddie Mac to become guaranteed obligations of the U.S. Government.  Although the U.S. Government is providing support to Fannie Mae and Freddie Mac, no assurance can be given that they will continue to do so.

Furthermore, with respect to the U.S. Government securities purchased by the Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities, nor do they extend to the value of the Fund’s shares.

Securities and Other Investment Practices

This section provides a more detailed description of some of the types of securities and other instruments in which the Fund may invest.  The Fund may invest in these instruments to the extent permitted by its investment objective and policies and by applicable law.  The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in the Prospectus or Statement of Additional Information.

Industry Concentration  Although the Fund has adopted a fundamental investment restriction which does not allow it to concentrate its investments in any one industry, the Fund reserves the right to invest up to 25% of the value of its total assets in the securities of any one industry.  This restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto.

Convertible Securities   In addition to common stocks, the Fund may invest in other securities having equity features because they are convertible into, or represent the right to purchase, common stock.  Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price.  Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate levels.

Warrants and Rights   Warrants and rights are options to purchase common stock at a specified price for a specified period of time.  Their trading price will normally reflect the relationship between the option price and the current market price of the underlying common stock.  If not sold or exercised before their expiration date they become valueless.

Other Securities   Although the Fund primarily invests in common stocks and securities convertible into common stocks, the Fund may also invest in other securities, including preferred stock and debt securities, which Weitz & Co. determines may offer the opportunity for capital appreciation.  Such convertible or non-convertible securities may or may not be rated investment grade or may be unrated.  The Fund will not invest more than 15% of its assets in fixed income securities that are non-investment grade or unrated.  Generally investment grade securities are those with a rating of BBB or better by Standard & Poor’s or Fitch Ratings or Baa2 or better by Moody’s.

Securities rated BBB/Baa2 are considered “investment grade” by the financial community, but are described by Standard & Poor’s, Fitch and Moody’s as “medium grade obligations” which have “speculative characteristics.”  The market values of lower-rated and unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates.  Lower-rated and unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities and thus generally involve more credit risk.  Changes in economic conditions or other circumstances may cause issuers of lower-rated or unrated securities to have more difficulty making principal and interest payments than issuers of higher-rated securities.

The market value of debt securities is significantly affected by changes in interest rates.  Generally the longer the average maturity of the debt security in the Fund’s investment portfolio, the more the share price of the Fund will fluctuate in response to interest rate changes.

Changes in the value of lower-rated or unrated securities subsequent to their acquisition will not affect cash income, but will be reflected in the net asset value of shares of the Fund.  The market for lower-rated or unrated securities may be less liquid than the market for higher-rated securities.  In addition, the liquidity of these lower-rated or unrated securities may be affected by the market’s perception of their credit quality.  Therefore, the judgment of Weitz & Co. may at times play a greater role in valuing these securities than is the case with investment grade securities.  It also may be more difficult during times of adverse market conditions to sell lower-rated or unrated securities at their fair market value to meet redemption requests or to respond to changes in the market.  Although the ratings of established rating agencies may be considered in evaluating a particular security, Weitz & Co. will not rely exclusively on such ratings, but will supplement such ratings with its independent and ongoing review of credit quality.

Investment Company Shares   The Fund may purchase securities of other investment companies, including shares of the Government Money Market Fund, subject to the restrictions of the Investment Company Act of 1940.  Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Fund.  To the extent that the Fund is invested in shares of other investment companies, the Fund will incur additional expenses as a result of investing in investment company shares.

Investments in Exchange Traded Funds   The Fund may invest in or sell short exchange traded funds (“ETFs”).  ETFs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index.  ETFs also incur certain expenses not incurred by their applicable index.  Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.  As a holder of interests in an exchange-traded fund, the

Fund would indirectly bear its ratable share of that fund’s expenses, including applicable management fees.  At the same time, the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect may be absorbing multiple levels of certain fees with respect to investments in such exchange-traded funds.

Borrowing   The Fund is authorized to borrow money in order to purchase securities.  Borrowing may be considered to be a form of leverage.  The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) should decline as a result of market fluctuations or for other reasons, the Fund may be required to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.  The Fund may be required to maintain minimum average balances in connection with its borrowing or pay a commitment or other fee to maintain a line of credit, and either of these requirements would serve to increase the cost of borrowing over the stated interest rate.

Foreign Securities   The Fund may purchase foreign securities that are listed on a principal foreign securities exchange or over-the-counter market, or which are represented by American Depository Receipts and are listed on a domestic securities exchange or traded in the United States over-the-counter market.  The Fund may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment.  The Fund will not invest in forward foreign currency contracts, except to hedge against the currency risk related to foreign securities held in the portfolio.  While the Fund does not have any present intention to invest any significant portion of its assets in foreign securities, the Fund reserves the right to invest not more than 25% of the value of its total assets in the securities of foreign issuers and obligors.

Investors should recognize that investments in foreign companies involve certain considerations that are not typically associated with investing in domestic companies.  An investment may be affected by changes in currency rates and in exchange control regulations.  Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign company than about a domestic company.  Some foreign stock markets may have substantially less trading activity than the United States securities markets, and securities of some foreign companies may be less liquid than securities of comparable domestic companies.  Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic stock markets and foreign governments may impose taxes on securities transactions or ownership.  There is generally less governmental regulation of stock exchanges, brokers, and listed and unlisted companies in foreign countries than in the United States.  In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Restricted/Illiquid Securities   The Fund may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer's securities and which, therefore, could not ordinarily be sold by the Fund except in another private placement or pursuant to an effective registration statement under the Securities Act of 1933 or an available exemption from such registration requirements.  The Fund may also invest in other illiquid securities, i.e. those that cannot be sold or disposed of in the ordinary course of business at approximately the value at which they are being carried on the Fund’s books.  Illiquid securities may include a wide variety of investments, including, without limitation (a) repurchase agreements maturing in more than seven days; (b) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (c) participation in loans; (d) municipal lease obligations; and (e) commercial paper issued pursuant to Section 4(2) of the 1933 Act.  If a substantial market develops for a restricted (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Trustees of the Trust (the “Trustees”).  This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper.  While Weitz & Co. monitors the liquidity of restricted securities on a daily basis, the Trustees oversee and retain ultimate responsibility for Weitz & Co.’s liquidity determinations.  Several factors considered in monitoring decisions about liquidity include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security’s issuer.  The Fund will not invest in any such restricted or illiquid securities which will cause the then aggregate value of all such securities to exceed 15% of the value of the Fund's net assets.  Restricted and illiquid securities will be valued in such manner as the Trustees in good faith deem appropriate to reflect their fair value.  The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable.  The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.

Covered Call Options   The Fund may write covered call options to generate premium income which Weitz & Co. considers to be an acceptable investment result.  Covered call options are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the "strike price") prior to a certain date.  "Covered" options are those in which the option seller (the "writer") owns the underlying securities.  Writing covered call options may increase the income of the Fund since it receives a premium for writing the option.  If the Fund writes covered call options, the underlying securities will be subject to certain deposit procedures and unavailable for sale during the term of the option.  As a result, the Fund will forego any opportunity for appreciation in such securities during the term of the option.  The Fund may attempt to protect itself against a decline in the price of the underlying security or may attempt to benefit from an anticipated increase in such price, by closing the covered call position that is, purchasing an identical call in the open market.  There is no assurance, however, that such calls will always be available for purchase in the secondary market at a price which will produce the desired result.  The absence of a liquid secondary market in such securities could result from numerous circumstances, such as insufficient trading interest, restrictions imposed by exchanges as to options trading generally or suspensions affecting particular securities, inadequacy of exchange or clearing corporation facilities or decisions by exchanges to discontinue or limit operations trading.

Bank Obligations   The Fund may purchase bank obligations, including negotiable certificates of deposit and bankers’ acceptances, which evidence the banking institution’s obligation to repay funds deposited with it for a specified period of time at a stated interest rate.  The Fund will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank’s most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Corporation.  Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other fixed income securities.

Repurchase Agreements   The Fund may invest in repurchase agreements on U.S. Government securities.  Repurchase agreements involve the purchase of U.S. Government securities and a simultaneous agreement with the seller to “repurchase” the securities at a specified price and time, thereby determining the yield during the purchaser’s holding period.  This, results in a fixed rate of return insulated from market fluctuations during such period.  Repurchase agreements usually are for short periods, such as one week.  If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price and, in the event of a default by the seller, the Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral.  A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government securities. For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined.  The Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price.  In an effort to minimize such risks, the Fund will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.

Commercial Paper   The Fund may purchase commercial paper which consists of short-term unsecured promissory notes.  The Fund will purchase only commercial paper either (a) rated Prime 1 by Moody’s or A-1 by Standard & Poor’s or (b) if not rated, issued by or guaranteed by companies which have an outstanding debt issue rated AA or better by Standard & Poor’s or Aa or better by Moody’s.

When Issued or Forward Commitment Transactions   The Fund may engage in when issued or forward commitment transactions which involve the purchase or sale of a security by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. To the extent the Fund enters into such forward commitments, it will segregate or “earmark” cash or liquid assets with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.

Short Sales, Put and Call Options   The Fund may engage in short sales and buy and sell put and call options on equity securities, including ETFs, or futures contracts.  Short sales involve the sale of a security that the Fund does not own (but instead has borrowed) in anticipation of a decline in the value of the security.  To the extent that the Fund engages in short sales, the Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.  In the event that the value of the security sold short increases in value rather than decreases, the Fund would suffer a loss when it purchases the security sold short.  Since there is, theoretically, no limit to how high the price of the stock might rise, the potential loss from the short sale is greater than the original proceeds of the short sale.  The Fund may also engage in short sales “against the box.”  A short sale “against the box” is a form of short sale in which the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.  The segregation of cash or other securities is not required for short sales “against the box.”  In the event that the Fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the Fund would forego the potential realization of the increased value of the shares held long.

Options such as puts and calls are contracts giving the holder the right to either buy or sell a financial instrument at a specified price before a specified time.  Investments in puts and calls involve certain risks including the risk that since puts and calls are options which have an expiration date, the Fund could lose the entire cost of those puts and calls which expire worthless.

Loans of Portfolio Securities   The Fund is permitted to engage in securities lending to the extent permitted by SEC policy.  Qualified institutions may borrow portfolio securities on a short-term basis.  By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.  The SEC currently permits loans of a mutual fund’s securities up to one-third of its assets, including any collateral received from the loan, provided that the loans are 100% collateralized by cash or cash equivalents on a marked to market basis.  Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Fund must terminate the loan and vote the securities.  Alternatively, the Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.  The principal risk in lending securities is the possibility that the invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for the Fund.

Fundamental Investment Restrictions

The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Fund’s outstanding shares. “Majority” means, the lesser of (a) 67% or more of the Fund’s outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Fund’s outstanding shares.

The Fund may not:

1.	Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.

2.	Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.
Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.	Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5.	Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

6.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7.
Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

8.
As to 50% of its total assets, (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, nor (b) purchase more than 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. Government or its agencies, bank money instruments or bank repurchase agreements.

PORTFOLIO TURNOVER

The portfolio turnover rate for the Fund is the ratio of the lesser of annual purchases or sales of securities for the Fund to the average monthly value of such securities, excluding all securities for which the maturity or expiration date at the time of the acquisition is one year or less.  A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of securities for a particular year were equal to the average monthly value of the securities owned during such year.   The Fund is not expected to have a portfolio turnover rate in excess of 100%.  The turnover rate will not be a limiting factor when Weitz & Co. deems portfolio changes appropriate.  The higher a portfolio’s turnover rate, the higher its expenditures for brokerage commissions and related transaction costs will be.

MANAGEMENT OF THE FUND

Board of Trustees

The Board of Trustees of the Trust is responsible for managing the business and affairs of the Trust, including overseeing the Trust’s Officers, who actively supervise the day to day operations of the Trust.  Each Trustee serves until a successor is elected and qualified or until resignation.  Each Officer is elected annually by the Trustees.

At least seventy-five percent of the Trustees of Weitz Funds are independent Trustees within the meaning of the Investment Company Act of 1940.  In addition, the Board has elected an independent Trustee to serve as Chair of the Board.  The Trustees exercise all of the rights and responsibilities required by the terms of the Trust’s Declaration of Trust.  The address of all Officers and Trustees is 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124.

The following table sets forth certain information with respect to the Officers and Trustees of the Trust:

Interested Trustees*

Wallace R. Weitz (Age: 61)
Position(s) Held with Trust: President; Portfolio Manager; Trustee
Length of Service (Beginning Date): Weitz Funds (and
   certain predecessor funds)  – January, 1986
Principal Occupation(s) During Past 5 Years: President, Wallace
   R. Weitz & Company, Weitz Funds (and certain
   predecessor funds)
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships: N/A

Thomas R. Pansing (Age: 66)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): Weitz Funds (and
   certain predecessor funds)  - January, 1986
Principal Occupation(s) During Past 5 Years: Partner,
   Pansing Hogan Ernst & Bachman LLP, a law firm
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships: N/A

*Mr. Weitz is a Director and Officer of Wallace R. Weitz & Company, investment adviser to Weitz Funds, and as such is considered an   “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940 (an “Interested Trustee”).  Mr. Pansing   performs certain legal services for the investment adviser and Weitz Funds and, therefore, is also classified as an “Interested Trustee”.

Independent Trustees

Lorraine Chang (Age: 59)
Position(s) Held with Trust: Trustee; Chairman, Board of Trustees
Length of Service (Beginning Date): Weitz Funds (and
   certain predecessor funds)  - June, 1997
Principal Occupation(s) During Past 5 Years: Independent
   Consultant – January, 2009 to Present; Partner, The Public
   Strategies Group, a management consulting firm – January, 1999 to December, 2008
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships: N/A

John W. Hancock (Age: 63)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): Weitz Funds (and
   certain predecessor funds)  - January, 1986
Principal Occupation(s) During Past 5 Years: Partner, Hancock
   & Dana P.C., an accounting firm
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships: N/A

Richard D. Holland (Age: 89)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): Weitz Funds (and
   certain predecessor funds)  - June, 1995
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships: N/A

Delmer L. Toebben (Age: 80)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): Weitz Funds (and
   certain predecessor funds)  - July, 1996
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships: N/A

Roland J. Santoni (Age: 69)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): Weitz Funds - February,
   2004
Principal Occupation(s) During Past 5 Years: Vice President, West
   Development, Inc., a development company;  President, Gary and Mary West Foundation, 2007 to Present
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships: N/A

Barbara W. Schaefer (Age: 57)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): Weitz Funds - March,
   2005
Principal Occupation(s) During Past 5 Years: Senior Vice
   President-Human Resources and Corporate Secretary, Union
   Pacific Corporation, 2004 to Present
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships: N/A

Justin B. Wender (Age: 41)
Position(s) Held with Trust:  Trustee
Length of Service (Beginning Date):  Weitz Funds – May,
  2009
Principal Occupation(s) During Past 5 Years:  President,
  Castle Harlan, Inc., a private equity firm
Number of Portfolios Overseen in Fund Complex:  9
Other Directorships: Morton’s Restaurant Group, July, 2002 to
  Present;  Ames True Temper, June, 2004 to Present

Officers

Mary K. Beerling (Age: 69)
Position(s) Held with Trust: Vice President, Secretary and Chief
   Compliance Officer
Length of Service (Beginning Date): Weitz Funds (and
   certain predecessor funds) - July, 1994
Principal Occupation(s) During Past 5 Years: Vice President and
   Chief Compliance Officer, Wallace R. Weitz & Company,
   Vice President and Chief Compliance Officer, Weitz Funds
   (and certain predecessor funds)

Kenneth R. Stoll (Age: 49)
Position(s) Held with Trust: Vice President and Chief
    Financial Officer
Length of Service (Beginning Date): Weitz Funds - April,
   2004
Principal Occupation(s) During Past 5 Years: Vice President
   and Chief Operating Officer, Wallace R. Weitz & Company;
   Vice President and Chief Financial Officer, Weitz
   Funds

Bradley P. Hinton (Age: 42)
Position(s) Held with the Trust: Vice President
Length of Service (Beginning Date): Weitz Funds – August,
   2006
Principal Occupation(s) During Past 5 Years: Portfolio Manager;
  Director of Research, Wallace R. Weitz & Company; Vice
  President, Wallace R. Weitz & Company - August, 2006 to
  Present

Compensation Table

The table below includes certain information with respect to compensation of the Trustees of the Trust then in office for the fiscal year ended March 31, 2010.  Compensation of the Officers of the Trust is paid by Weitz & Co.

Name of Trustee	Aggregate Compensation From Weitz Funds	Total Compensation From Fund Complex
Lorraine Chang*	$50,000	$50,000
John W. Hancock	40,000	40,000
Richard D. Holland	40,000	40,000
Thomas R. Pansing	40,000	40,000
Roland J. Santoni	40,000	40,000
Barbara W. Schaefer	40,000	40,000
Delmer L. Toebben	40,000	40,000
Wallace R. Weitz**	N/A	N/A
Justin B. Wender	40,000	40,000

  *   Ms. Chang receives additional annual compensation in connection with her service as Chairman of the Board.
**   As a Trustee who is also an Officer of the investment adviser, Mr. Weitz receives no compensation for his services as a Trustee.

Ownership of Fund Shares by Trustees

The following table provides the range of ownership by the Trustees of shares of Weitz Funds as of December 31, 2009.  (Because the Fund was not in operation as of December 31, 2009, information with respect to the Fund is not presented).

INTERESTED TRUSTEES

Name of Trustee	Dollar Range of Securities in Weitz Funds	Aggregate Dollar Range of Equity Securities in all Weitz Funds Overseen by Trustee
Wallace R. Weitz
Value Fund
     Over $100,000
Partners Value Fund
     Over $100,000
Partners III Fund
     Over $100,000
Hickory Fund
     Over $100,000
Balanced Fund
     Over $100,000
Short-Intermediate Income Fund
     Over $100,000
Nebraska Tax-Free Income Fund
     Over $100,000
Government Money Market
     Over $100,000
Over $100,000
Thomas R. Pansing	Value Fund Over $100,000 Nebraska Tax-Free Income Fund Over $100,000	Over $100,000

INDEPENDENT TRUSTEES

Name of Trustee	Dollar Range of Securities in Weitz Funds	Aggregate Dollar Range of Equity Securities in all Weitz Funds Overseen by Trustee
Lorraine Chang	Partners Value Fund Over $100,000 Balanced Fund $50,001-$100,000	Over $100,000

John W. Hancock	Value Fund Over $100,000 Partners Value Fund Over $100,000 Partners III Fund Over $100,000 Hickory Fund Over $100,000 Balanced Fund Over $100,000 Short-Intermediate Income Fund $0-$10,000	Over $100,000
Richard D. Holland	Value Fund Over $100,000 Partners Value Fund Over $100,000 Partners III Fund Over $100,000 Short-Intermediate Income Fund Over $100,000 Nebraska Tax-Free Income Fund Over $100,000	Over $100,000
Delmer L. Toebben	Partners III Fund Over $100,000 Balanced Fund $50,001-$100,000	Over $100,000
Roland J. Santoni	Partners Value Fund $50,001-$100,000 Balanced Fund Over $100,000	Over $100,000
Barbara W. Schaefer	Partners Value Fund $10,001-$50,000 Partners III Fund Over $100,000 Hickory Fund $50,001-$100,000	Over $100,000
Justin B. Wender	Partners III Fund Over $100,000	Over $100,000

Other Information Concerning the Board of Trustees

Board Leadership Structure Lorraine Chang, who is an Independent Trustee, serves as the Chair of the Board and, in this role, oversees the functioning of the Board’s activities and acts as a liaison between the Board, management and legal counsel to the Funds.  The Chair may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust and By-Laws, the designation of Chair does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board.  The Board has designated a number of standing committees, as further discussed below, each of which has a Chairperson.  The Board may also designate working groups or ad hoc committees as it deems appropriate, from time to time.

The Board regularly reviews this leadership structure and believes it to be appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibilities among committees of Trustees and the full Board in a manner that enhances effective oversight.  In making its determination regarding the appropriateness of its leadership structure, the Board considered the size of the Board, the number of Funds in the Trust and the level of assets in the Funds, the investment strategies utilized by the Adviser with respect to each of the Funds, the background, skills and experience of each of the Board members and the mutual fund governance standards applicable to registered investment companies such as the Trust.

Trustee Qualifications There are no specific required qualifications for Board membership.  The Board believes that the different perspectives, viewpoints, professional experience, education and individual attributes of each Trustee represent a diversity of experiences and skills.  In addition to the table below, the following is a brief discussion of the specific experience, qualifications, attributes and skills that led to the conclusion that each person identified below is qualified to serve as a Trustee.

Lorraine Chang – As a management consultant, Ms. Chang has experience with business, financial and regulatory matters.  She also has had long-standing service as a Trustee of the Board and currently serves as Chair of the Board.

John W. Hancock – As a certified public accountant with extensive experience in the accounting industry, Mr. Hancock has experience and background in the auditing of operating companies and in business, financial and regulatory matters.  Mr. Hancock has also been designated as the Board’s financial expert on its Audit Committee, of which he is the Chairman.

Richard D. Holland – A retired business executive, Mr. Holland has experience with business, financial and regulatory matters.  Mr. Holland also has experience serving on the boards of private foundations.  He also has had long-standing service as a Trustee of the Board.

Thomas Pansing – A practicing attorney, Mr. Pansing has experience with business, financial and regulatory matters.  He also has had long-standing service as a Trustee of the Board.

Roland J.  Santoni – A retired professor of law, Mr. Santoni has experience with business, financial and regulatory matters.  He also has had long-standing service as a Trustee of the Board.

Barbara W. Schaefer – As an executive with a publicly traded corporation, Ms. Schaefer has experience with business, financial and regulatory matters.  She also has had long-standing service as a Trustee of the Board.
Delmer L. Toebben - A retired business executive, Mr. Toebben has experience with business, financial and regulatory matters.  He also has had long-standing service as a Trustee of the Board.

Justin B. Wender – As an executive in the private equity field, Mr. Wender has experience with business, financial and regulatory matters.  Mr. Wender also has experience serving as a board member on various privately-held firms

Wallace R. Weitz – Through his positions as founder, director, Chairman and portfolio manager with Wallace R. Weitz & Co., the investment adviser to the Funds, Mr. Weitz has extensive experience and background in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board.  He also has had long-standing service as a Trustee of the Board.

Board Oversight of Risk Management The Fund is subject to various risks including, among others, investment, financial, compliance, valuation and operational risks.  Day-to-day risk management functions are included within the responsibilities of the Adviser and other service providers who carry out the Fund’s investment management and business affairs.  The Adviser and other service providers each have their own, independent interest in risk management, and their policies and procedures for carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

The Board has not established a standing risk oversight committee.  Instead, in fulfilling its risk oversight responsibilities, the Board regularly solicits and/or receives reports from the Adviser, the Funds’ Chief Compliance Officer (“CCO”) and from legal counsel.  The Board has designated the CCO to oversee the risk management processes, procedures and controls for the Trust.  In this role, the CCO reports directly to the Board’s Independent Trustees and provides quarterly reports to the Board, in addition to an annual report to the Board in accordance with the Funds’ compliance policies and procedures and applicable regulatory requirements. The CCO also regularly provides the Board with updates on the application of the Funds’ compliance policies and procedures and how these procedures are designed to mitigate risk.  In addition, as part of the Board’s periodic review of the Funds’ advisory and other service provider arrangements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.  The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role in response to various relevant factors.

Board Committees   The Board has established an Audit Committee and a Corporate Governance Committee, both of which are composed solely of all of the independent Trustees of the Trust.  The Audit Committee reviews the audit plan and results of audits, pre-approves certain fees and generally monitors the performance of the Funds’ independent certified public accountants.  The Audit Committee also serves as a Valuation Committee, overseeing the Funds’ procedures on valuation of portfolio securities. During the fiscal year ended March 31, 2010, the Audit Committee met two times.

The Corporate Governance Committee performs various tasks related to Board governance procedures, including, without limitation, periodically reviewing Board composition and Trustee compensation, reviewing the responsibilities of Board committees and the need for additional committees, making nominations for independent trustee membership on the Board of Trustees and evaluating candidates’ qualifications for Board membership and their independence from Weitz & Co.  The Committee will consider nominees recommended by shareholders of the Funds.  Any such recommendations must be submitted in writing to Weitz Funds, 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124, Attention:  Mary Beerling, Secretary.  During the fiscal year ended March 31, 2010, the Corporate Governance Committee met three times.

Proxy Voting Policy

The Trust has delegated proxy voting decisions on securities held in the Trust’s portfolios to Weitz & Co., the investment adviser.  Weitz & Co. has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) which provide that proxies on securities will be voted for the exclusive benefit, and in the best economic interest of, the Trust’s shareholders, as determined by the investment adviser in good faith, subject to any restrictions or directions of the Trust.  Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Investment Advisers Act of 1940, as well as the investment adviser’s fiduciary duties under the federal and state law to act in the best interest of its clients.  The Board of Trustees of the Trust has approved the Proxy Voting Policies.

On certain routine proposals (such as those which do not change the structures, bylaws or operations of a company), Weitz & Co. will generally vote in the manner recommended by management.  Non-routine proposals (such as those affecting corporate governance, compensation and other corporate events) and shareholder proposals will generally be reviewed on a case-by-case basis.  An investment analyst/portfolio manager will review each such proposal and decide how the proxy will be voted.  With respect to all non-routine proposals and shareholder proposals, if a decision is made to consider voting in a manner other than that recommended by management, the analyst/portfolio manager will make a recommendation to a committee comprised of all investment analysts and portfolio managers (the “Proxy Voting Committee”) as to how to vote the proxy and the Proxy Voting Committee will make the final determination as to how to vote the proxy in the best economic interests of the client.

In certain circumstances where, for example, restrictions on ownership of a particular security beyond Weitz & Co.’s control make it impossible for Weitz & Co. to acquire as large a position in that security as Weitz & Co. determines is in the best interests of its clients, Weitz & Co. may, from time to time, enter into a Voting Agreement with an issuer of securities held in the account of a client which provides that the issuer will vote certain of the issuer’s proxies.  Weitz & Co. will enter into such Agreements only when it determines that it is in the best interests of the client to do so.  Any such Agreement will provide that any shares subject to the Agreement be voted by the issuer in a manner that mirrors the votes cast on such matter by all other shareholders.

If Weitz & Co. determines that voting a particular proxy would create a material conflict of interest between its interest or the interests of any of its affiliated parties and the interests of the Trust, Weitz & Co. will either (i) disclose such conflict of interest to the Corporate Governance Committee of the Board of Trustees and obtain the consent of the committee before voting the proxy; (ii) vote such proxy based upon the recommendations of an independent third party such as a proxy voting service; or (iii) delegate the responsibility for voting the particular proxy to the Corporate Governance Committee of the Board of Trustees. Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year is available: (1) on the Funds’ website at http://www.weitzfunds.com, and (2) on the SEC’s website at http://www.sec.gov.

Portfolio Management

Portfolio Managers

Jonathan Baker, CFA, Barton Hooper, CFA, David Perkins, CFA, Andrew Weitz and Bradley Hinton, CFA, serve as Portfolio Managers for the Fund.

The following table lists the number and types of other accounts managed by each individual and assets under management in those accounts as of December 31, 2010.

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Jonathan Baker	None	N/A	None	N/A	None	N/A	N/A
Barton Hooper	None	N/A	None	N/A	None	N/A	N/A
David Perkins	None	N/A	None	N/A	None	N/A	N/A
Andrew Weitz	None	N/A	None	N/A	None	N/A	N/A
Bradley Hinton	Three	$1,729	None	N/A	None	N/A	$1,729

Portfolio Manager Conflicts of Interest

As indicated in the table above, portfolio managers at Weitz & Co. may manage accounts for multiple clients.  Portfolio managers at Weitz & Co. make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.   Although Weitz & Co. does not track the time a portfolio manager spends on a single portfolio, it does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible.  Weitz & Co. seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines.  Most accounts within a particular investment discipline are managed using the same investment model.  Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Weitz & Co. may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account.  Accordingly, the performance of each account managed by a portfolio manager will vary.

To the extent that trade orders are aggregated, conflicts may arise when aggregating and/or allocating aggregated trades.  Weitz & Co. may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary.  When a decision is made to aggregate transactions on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.

Weitz & Co. has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  Weitz & Co. monitors a variety of areas, including compliance with account investment guidelines, the allocation of initial public offerings, and compliance with Weitz & Co.’s Code of Ethics.

Portfolio Manager Compensation

Portfolio manager compensation is comprised of fixed salary and bonus.  Compensation is not linked to any specific factors, such as the Fund’s performance, asset level or cash flows, but is based upon evaluation of an individual’s overall contribution to the research and portfolio management processes.  Although amounts available for portfolio manager bonuses may be affected by the profits of Weitz & Co., bonuses are generally based upon a subjective evaluation of the individual’s overall contribution to the success of Weitz & Co.  In addition, all of the portfolio managers are shareholders of Weitz & Co. and therefore, derive a portion of their compensation from their respective share of the firm’s profits.

Portfolio Manager Fund Ownership

The dollar range of equity securities beneficially owned by the Fund’s portfolio managers in the Fund(s) they managed as of December 31, 2010 is as follows:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Jonathan Baker	Research Fund	$10,001-$50,000
Barton Hooper	Research Fund	$10,001-$50,000
David Perkins	Research Fund	$10,001-$50,000
Andrew Weitz	Research Fund	$10,001-$50,000
Bradley P. Hinton	Value Fund Partners Value Fund Balanced Fund Research Fund	$100,001-$500,000 $500,001-$1,000,000 $100,001-$500,000 $100,001-$500,000

Disclosure of Fund Portfolio Holdings

The Board of Trustees has adopted policies and procedures concerning the public and nonpublic disclosure of the Fund’s portfolio securities.  In order to protect the confidentiality of the Fund’s portfolio holdings, information regarding those holdings may not, as a general matter, be disclosed except: (1) to service providers that require such information in the course of performing their duties (such as the Fund’s investment adviser, administrator, custodian, independent public accountants, legal counsel, officers, Board of Trustees, and each of their respective affiliates) and that are subject to a duty of confidentiality, and (2) pursuant to certain enumerated exceptions.  These exceptions include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed, and (2) to third-party vendors, such as a portfolio management software provider, pursuant to a confidentiality agreement.  A complete list of the Fund’s portfolio holdings is publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q.  The Fund also makes available certain additional information regarding its portfolio holdings on its website, www.weitzfunds.com.

Whenever portfolio holdings disclosure made pursuant to the Fund’s procedures involves a conflict of interest between the Fund’s shareholders and the Fund’s Adviser or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Trust’s Independent Trustees or a majority of a board committee consisting solely of Independent Trustees approves such disclosure.  Neither the Fund nor the Adviser may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind.

Any exceptions to the policies and procedures may only be made with the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board at the Board’s next regularly scheduled meeting.  Any amendments to the Trust’s policies and procedures must be approved and adopted by the Trust’s Board of Trustees.

PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2010, Wallace R. Weitz owned greater than 25% of the Fund’s outstanding shares of beneficial interest.  Persons or entities owning greater than 25% of the Fund’s shares of beneficial interest may be deemed to control the Fund based on their ability to influence the outcome of matters submitted to a vote of shareholders due to their substantial ownership of Fund shares.    As of December 31, 2010, the Officers and Trustees of the Trust collectively owned greater than 25% of the Fund’s shares.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Distributor

Wallace R. Weitz & Company, a Nebraska corporation whose stock is owned primarily by Wallace R. Weitz, is the investment adviser for the Fund.  Weitz Securities, Inc., a Nebraska corporation wholly owned by Wallace R. Weitz, distributes the shares of the Fund on a continuous basis without compensation from the Fund.

The Fund pays Weitz & Co., on a monthly basis, an annual advisory fee based upon the following break-point schedule:

Average Daily Net Asset Break Points

Greater Than	Less Than or Equal To	Rate
$ 0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

Weitz & Co. is responsible for selecting the securities for the Fund.  In addition, Weitz & Co. also provides certain management and other personnel to the Fund.  Weitz & Co. also pays any sales or promotional costs incurred in connection with the sale of the Fund’s shares.

The Trust pays all expenses of operations not specifically assumed by Weitz & Co.  Such costs include, without limitation: costs and expenses related to custodial, administrative, transfer agent and sub-transfer agent services; fees of legal counsel and independent public accountants; compensation of trustees (other than those that are also officers of Weitz & Co.); expenses of printing and distributing to shareholders notices, proxy solicitation material, prospectuses and reports; brokerage commissions; taxes; interest; payment of premiums for certain insurance carried by the Trust; and expenses of complying with federal, state and other laws.  Such expenses will be charged to the Fund for which such items were incurred, but if such items are not directly related to the respective Fund, they will be allocated among the Funds in the Trust based upon the relative net assets of the respective Fund.

The investment advisory agreement provides that neither Weitz & Co. nor any of its officers or trustees, agents or employees will have any liability to the Trust or its shareholders for any error of judgment, mistake of law or any loss arising out of any investments, or for any other act or omission in the performance of its duties as investment adviser under the agreements, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by the investment adviser of its obligations under the agreements.  The federal and state securities laws and other laws may impose liability under certain circumstances on persons who act in good faith.  Nothing in the investment advisory agreement waives or limits any rights under such laws.  Weitz & Co. has contractually retained all rights to use the name “Weitz” by the Fund and the Trust.  If the Fund were to contract with another investment adviser, the Fund could be required to change its name.

The Fund pays all expenses directly attributable to it.  Weitz & Co. has contractually agreed through July 31, 2012 to reimburse the Fund or to pay directly a portion of the Fund’s expenses to the extent that the total annual fund operating expenses, excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, exceed 0.90%, of the Fund’s annual average daily net assets.  This agreement may only be terminated by the Board of Trustees of the Trust.

Administrator

Weitz & Co. is also the administrator for the Fund in accordance with an Administration
Agreement with the Trust.  Under the agreement, the Fund pays the administrator, on a monthly basis, a fee that is a combination of the following:

 (1)  an annual fee based upon the following average daily net assets of the Fund:

Greater Than	Less Than or Equal To	Rate	Minimum
$ 0	$ 25,000,000	0.250%	$25,000
25,000,000	100,000,000	0.150%
100,000,000	200,000,000	0.100%
300,000,000		0.050%
and;

(2)  an annual fee equal to 0.10% of the average monthly net assets of the Fund’s shares held through a financial intermediary that receives compensation from Weitz & Co. in the form of either asset-based fees, account-based fees or other similar remuneration.

Services provided under the Administration Agreement include, without limitation, customary services related to fund accounting, recordkeeping, compliance, registration, transfer agent and dividend disbursing.

Sub-Transfer Agent

Weitz & Co. has contracted with Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, Missouri 64105 to serve as a sub-transfer agent for the Fund.

Custodian

The Fund’s custodian is Wells Fargo Bank Minnesota, National Association, Sixth and Marquette, Minneapolis, Minnesota 55479-0001.  The custodian has custody of all securities and cash of the  Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties as directed by officers of the Trust.

Independent Registered Public Accounting Firm

The Fund’s independent registered public accounting firm is Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202.

Legal Counsel

The Fund’s legal counsel is Dechert, LLP, 1775 I Street N.W., Washington, DC 20006-2401.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Weitz & Co. is responsible for recommendations on buying and selling securities for the Fund and for determinations as to which broker is to be used in each specific transaction.  Weitz & Co.
attempts to obtain from brokers the most favorable price and execution available.  In selecting brokers and determining the most favorable price and execution, all factors relevant to the best interest of the Fund are considered, including, for example, price, the size of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions.  Subject to these considerations, Weitz & Co. may place orders for the purchase or sale of the Fund’s securities with brokers who have provided research, statistical or other financial information.

Because of such factors, most of which are subject to the best judgment of Weitz & Co., Weitz & Co. may pay a broker providing brokerage and research services to the Fund a commission or commission equivalent for a securities transaction that is higher than the commission or commission equivalent another broker would have charged, provided that Weitz & Co. has determined in good faith that the amount of such commission or commission equivalent is reasonable in relation to the value of the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the broker’s ability to execute difficult transactions in the future.  Research services furnished by brokers through whom Weitz & Co. effects securities transactions are used by Weitz & Co. in servicing all of its accounts and are not used exclusively with respect to transactions for the Fund.

Brokerage and research services may include, among other things, information on the economy, industries, individual companies, statistical information, accounting and tax law interpretations, legal developments affecting portfolio securities, technical market action, credit analysis, risk measurement analysis and performance analysis.  Such research services are received primarily in the form of written reports, telephone contacts and occasional meetings with securities analysts.  Such research services may also be provided in the form of access to various computer-generated data and meetings arranged with corporate and industry spokesmen.  In some cases, research services are generated by third parties, but are provided to Weitz & Co. by or through brokers.

In the case where Weitz & Co. may receive both brokerage and research and other benefits from the services provided by brokers, Weitz & Co. makes a good faith allocation between the brokerage and research services and other benefits and pays for such other benefits in cash.

Weitz & Co. may aggregate orders for the purchase or sale of the same security for the Fund and other advisory clients.  Weitz & Co. will only aggregate trades in this manner if all transaction costs are shared equally by the participants on a pro-rata basis.  Such aggregate trading allows Weitz & Co. to execute trades in a more timely and equitable manner and to reduce overall commission charges to clients.  Weitz & Co. may include its own proprietary accounts in such aggregate trades.  Weitz & Co. will only execute such a trade subject to its duty of obtaining the best execution of the trade from the broker selected.

ORGANIZATION AND CAPITAL STRUCTURE

General

The Trust is a Delaware statutory trust organized on August 4, 2003 and is registered under the Investment Company Act of 1940 as an open-end management investment company, commonly known as a mutual fund.  The Trust currently has nine investment series, the Research, Value, Partners Value, Partners III Opportunity, Hickory, Balanced, Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds.  The Trustees may from time to time establish additional series or classes of shares without the approval of shareholders.  The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

The Trust is authorized to issue an indefinite number of shares of beneficial interest.  All shares, when issued, are fully paid, non-assessable, redeemable and fully transferable.  All shares, which have no preemptive or conversion rights, have equal voting rights and can be issued as full or fractional shares.  A fractional share has pro rata the same kind of rights and privileges as a full share.

On certain issues, such as the election of trustees, all shares of the Trust vote together.  The shareholders of a particular Fund, however, would vote separately on issues affecting only that particular Fund, such as the approval of a change in a fundamental investment restriction for that Fund.

Shareholder Meetings

Although the Trust may hold periodic shareholder information meetings, annual meetings of shareholders will not be held unless required by the Investment Company Act of 1940 or at the direction of the Board of Trustees of the Trust.  Among other things, the Investment Company Act of 1940 requires a shareholder vote for amendments to the Fund’s fundamental investment policies and investment advisory agreement.

PURCHASING SHARES

See “Purchasing Shares” in the Prospectus for information on how to purchase shares of the Fund.

To purchase shares, you should complete a Purchase Application and transfer funds for the purchase either by sending a check, electronic bank transfer or a wire transfer to the Trust.  The Trust does not accept cash, money orders, travelers’ checks, third-party checks, credit card convenience checks, instant loan checks, post-dated checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks.  The price paid for the shares purchased will be the next determined net asset value after the Trust receives the application and payment for the shares.  All purchase orders are subject to acceptance by authorized officers of the Trust and are not binding until so accepted.  The net asset value of the Fund’s shares is determined once each day generally at the close of the New York Stock Exchange (ordinarily 3:00 p.m. Central time) on days on which the New York Stock Exchange is open for business.  If the completed order is received in good order before such time, the order will be effective on that day.  If the completed order is received in good order after such time the order will be effective on the following business day.

Shares of the Fund may also be purchased through certain brokers or other financial intermediaries that have entered into selling agreements or related arrangements with Weitz & Co. or its affiliates.  If you invest through such entities, you must follow their procedures for buying and selling shares.  Please note that such financial intermediaries may charge you fees in connection with the purchases of Fund shares and may require a minimum investment amount different from that required by the Fund.  Such brokers or financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Fund.  If the broker or financial intermediary submits trades to the Fund, the Fund will use the time of day when such entity or its designee receives the order to determine the time of purchase or redemption, and will process the order at the next closing price computed after acceptance.  The broker or financial intermediary generally has the responsibility of sending prospectuses, shareholder reports, statements and tax forms to their clients.

Weitz & Co. may, from time to time, make payments to brokers or other financial intermediaries for certain services to the Fund and/or its shareholders, including sub-administration, sub-transfer agency and shareholder servicing.

You should purchase shares of the Fund only if you intend to be a patient, long-term investor.  The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares.  Frequent trading into and out of the Fund can have adverse consequences for the Fund and for long-term shareholders in the Fund.  The Weitz Funds believe that frequent or excessive short-term trading activity by shareholders of the Fund may be detrimental to long-term investors because those activities may, among other things:  (a) dilute the value of shares held by long-term shareholders; (b) cause the Fund to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses; and (d) incur additional tax liability. The Fund therefore discourages frequent purchase and redemptions by shareholders and it does not make any effort to accommodate this practice. To protect against such activity, the Board of Trustees has adopted policies and procedures that are intended to permit the Fund to curtail frequent or excessive short-term trading by shareholders. At the present time the Fund does not impose limits on the frequency of purchases and redemptions, nor does it limit the number of exchanges into any of the other Funds in the Trust. The Fund reserves the right, however, to impose certain limitations at any time with respect to trading in shares of the Fund, including suspending or terminating trading privileges in Fund shares, for any investor whom it believes has a history of abusive trading or whose trading, in the judgment of the Fund, has been or may be disruptive to the Fund.  It may not be feasible for the Fund to prevent or detect every potential instance of abusive or excessive short-term trading.

Important Information about Procedures for Opening an Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each customer (as defined in the Department of Treasury’s Customer Identification

Program for Mutual Funds) who opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you:  the Fund must obtain the following information for each customer prior to opening an account:

•	Name;
•	Date of birth (for individuals);
•	Physical residential address (not post office boxes); and
•	Taxpayer Identification Number such as Social Security Number or other identifying number.

Following receipt of your information, the Fund will follow its Customer Identification Program to attempt to verify your identity.  You may be asked to provide certain other documentation (such as a driver’s license or a passport) in order to verify your identity.  Additional information may be required to open accounts for corporations and other non-natural persons.  The Fund will also follow its Customer Identification Program to obtain, verify and record the identity of persons authorized to act on accounts for such non-natural persons.  Any documents requested in connection with the opening of an account will be utilized solely to establish the identity of customers in accordance with the requirements of law.  Federal law prohibits the Fund and other financial institutions from opening accounts unless the minimum identifying information is received.  The Fund is also required to verify the identity of the new customer under the Fund’s Customer Identification Program and may be required to reject a new account application, close your account or take other steps as it deems reasonable if the Fund is unable to verify your identity.  If an account is closed, the shares in that account will be redeemed at the net asset value determined on the redemption date.

PRICING OF SHARES

The net asset value per share of the Fund is determined once each day generally as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m., Central Time) on days on which the New York Stock Exchange is open for business.  Currently the New York Stock Exchange and the Fund are closed for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend):  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share for the Fund is determined by calculating the market value of the Fund’s assets, deducting total liabilities and dividing the result by the number of shares outstanding.  In calculating the net asset value of the Fund’s shares:

1.
Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”).  Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

2.
Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.

3.	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.
4.
The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

5.
The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

6.
The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees.  Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

Certain securities the Fund may own may be valued at fair value as determined in good faith by the Trustees or by Weitz & Co., as Adviser, in accordance with policies and procedures approved by the Trustees.  Such valuations and procedures are reviewed periodically by the Trustees.  The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with the disposition). In addition, such specific factors are also generally considered such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts’ reports regarding the issuer.  These valuation procedures permit the Board to establish values for such securities based upon a good faith estimation of the fair market value of the subject security.  As a result of relying on these valuation procedures, the Fund may, therefore, utilize a valuation for a given security that is different from the value actually realized upon the eventual sale of the security.

Under the amortized cost method of valuation, a security is initially valued at cost on the date of purchase and, thereafter, any discount or premium is amortized on a straight-line basis to maturity, regardless of the effect of fluctuating interest rates or the market value of the security.

REDEMPTION OF SHARES

See “Redeeming Shares” in the Prospectus for information about redeeming shares of the Fund.

Redemption of the Fund’s shares may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on the New York Stock Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that the applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions described in (b) or (c) exist.

The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, which obligates the Trust to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund.  If Weitz & Co. determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the Fund’s net asset value per share (a “redemption-in-kind”).  Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of the Fund’s shares.  This discussion does not purport to be complete or to deal with all the aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances.  This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of the Fund’s shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Status of the Fund

The Trust intends to qualify the Fund as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that the Fund will not have to pay federal income tax on capital gains and net investment income distributed to shareholders.  To qualify as a regulated investment company, a fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income including, with certain exceptions, income from options and futures contracts.  The Code also requires a regulated investment company to diversify its holdings.  This means that with respect to 50% of a fund’s assets, on the last day of each fiscal quarter, no more than 5% of a fund’s total assets can be invested in the securities of any one issuer and the fund cannot own more than 10% of the outstanding voting securities of such issuer.  Additionally, a fund may not invest more than 25% of its total assets in the securities of any one issuer.  This diversification test is in contrast to the diversification test under the Investment Company Act of 1940 which, with respect to 75% of a fund’s assets, restricts a fund from investing more than 5% of its total assets in the securities of any one issuer or owning more than 10% of the voting securities of such issuer.  The Fund is non-diversified under the Investment Company Act of 1940, but diversified under the Code.  The Internal Revenue Service has not made its position clear regarding the treatment of certain futures contracts and options for purposes of the diversification test, and the extent to which a fund could buy or sell futures contracts and options may be limited by this requirement.

The Code requires that all regulated investment companies pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gains, determined, in general, on an October 31 year end.  The required distributions are based only on the taxable income of a regulated investment company.

Distributions in General

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares.  Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from a U.S. corporation, may, subject to limitation, be eligible for the dividends received deduction.  However, the alternative minimum tax applied to corporations may reduce the value of the dividends received deduction.

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.  Net capital gains from assets held for one year or less will be taxed as ordinary income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions and shareholders reinvesting distributions in newly issued shares will receive a statement as to the net asset value of the shares purchased.

If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital.  Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution.  The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year.  Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income.  The rate reductions do not apply to corporate taxpayers.  The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a 61-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate.  Distributions resulting from income from the Fund’s investments in bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Fund invests do not pay significant dividends on their stock, the Fund may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate.  Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.  Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements.  Passive foreign investment companies are not treated as “qualified foreign corporations.”  Foreign tax credits associated with dividends from “qualified foreign corporations” will be limited to reflect the reduced U.S. tax on those dividends.  The reduced rates on long-term capital gains and qualifying dividends is scheduled to expire after 2012.  The long-term capital gains rate is 0% for taxpayers in the 10 or 15 percent tax bracket.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Dispositions

Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares.  A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and the rate of tax will depend upon the shareholder’s holding period for the shares.  If the shareholder has held the shares as a capital asset for more than one year, the maximum federal income tax rate is currently 15% (currently scheduled to increase to 20% after 2012).  Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of.  In such a case the basis of the shares acquired will need to be adjusted by the shareholder to reflect the disallowed loss.  If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.  Certain other limitations apply that restrict the ability to deduct capital losses.

Backup Withholding

The Fund generally will be required to withhold federal income tax at the applicable rate (“backup withholding”) from dividends paid, capital gain distributions, and/or redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.  Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Other Taxation

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation.

The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.

Except as discussed below, distributions attributable to shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses)  to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of the Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

Non-U.S. persons who fail to furnish the Fund with the proper IRS Form W-8 (i.e., W-8BEN, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding on dividends (including capital gain distributions) and on the proceeds of redemptions and exchanges.

Effective January 1, 2013, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Fund.

Fund Investments

Market Discount   If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.”  If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it.  In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income.  In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of the market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period.  Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.  Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Original Issue Discount   Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount.  Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity.  Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.  Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any.  This additional discount represents market discount for federal income tax purposes (see above).

Options, Futures and Forward Contracts   Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which the Fund may invest may be “section 1256 contracts.”  Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses.  Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by the Fund may result in “straddles” for federal income tax purposes.  The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized.  In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently.  Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.
The consequences of such transactions to the Fund are not entirely clear.  The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.  Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to what would have occurred if the Fund had not engaged in such transactions.

Constructive Sales   Under certain circumstances, the Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position.  In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale would depend upon the Fund’s holding period in the property.  Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.  Constructive sale treatment generally does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

CALCULATION OF PERFORMANCE DATA

The Fund may include its total return in advertisements or reports to shareholders or prospective investors.  Total return is the percentage change in the net asset value of a Fund share over a given period of time, with dividends and distributions treated as reinvested.  Performance of the Fund may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return.  Cumulative total return is the actual total return of an investment in the Fund over a specific period of time and does not reflect how much of the value of the investment may have fluctuated during the period of time indicated.  Average annual total return is the annual compound total return of the Fund over a specific period of time that would have produced the cumulative total return over the same period if the Fund’s performance had remained constant throughout the period.

The Fund’s average annual total return is computed in accordance with a standardized method prescribed by the SEC. The average annual total return for a specific period is found by first taking a hypothetical investment of $1,000 in the Fund’s shares on the first day of the period and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is raised to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. The calculation assumes that all income and capital gains distributions paid by the Fund have been reinvested at net asset value on the reinvestment dates.

Quotations of the Fund’s average annual total returns after taxes on distributions and after taxes on distributions and redemption are also computed in accordance with standardized methods prescribed by SEC rules. The Fund computes its average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions but not after taxes on redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions of a hypothetical $1,000 initial payment by the initial investment and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

The Fund computes its average annual total return after taxes on distributions and redemption by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions and redemptions of a hypothetical $1,000 initial payment by the initial investment and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

The Fund may compare its performance to that of certain widely managed stock indices including the Dow Jones Industrial Average, the Standard & Poor’s 500 Stock Index, the Russell 2000, 3000 and 3000 Value Indices and the NASDAQ and Value Line Composites.  The Fund may also use comparative performance information compiled by entities that monitor the performance of mutual funds generally such as Lipper Analytical Services, Inc., Morningstar, Inc. and The Value Line Mutual Fund Survey.

FINANCIAL STATEMENTS

The financial statements of the Fund for the fiscal year ending March 31, 2011, which will appear in the Fund’s Annual Report to Shareholders, will be audited by Ernst & Young, LLP, the Trust’ independent registered public accounting firm.

PART C:  OTHER INFORMATION

Item 28.                      Exhibits

Exhibit No.	Description
(a)(i)	Certificate of Trust (1)
(a)(ii)	Declaration of Trust (1)
(b)	By-Laws (1)
(c)	Certificates for Shares are not issued
(d)(i)	Management and Investment Advisory Agreement for the Balanced Fund (3)
(d)(ii)	Management and Investment Advisory Agreement for the Value Fund (3)
(d)(iii)	Management and Investment Advisory Agreement for the Partners Value Fund (3)
(d)(iv)	Management and Investment Advisory Agreement for the Hickory Fund (3)
(d)(v)	Management and Investment Advisory Agreement for the Short-Intermediate Income Fund (7)
(d)(vi)	Management and Investment Advisory Agreement for the Government Money Market Fund (3)
(d)(vii)	Management and Investment Advisory Agreement for the Partners III Opportunity Fund (5)
(d)(viii)	Management and Investment Advisory Agreement for the Nebraska Tax-Free Income Fund (7)
(d)(ix)	Management and Investment Advisory Agreement for the Research Fund (filed herewith)
(d)(x)	Expense Limitation Agreement for the Research Fund (9)
(e)	Distribution Agreement (2)
(f)	Not Applicable
(g)	Custodian Agreement (2)
(g)(i)	Appendix A to Custodian Agreement (6)
(h)	Administration Agreement (8)
(i)	Opinion and Consent of Dechert LLP (filed herewith)
(j)	Not Applicable
(k)	Not Applicable
(l)	Subscription Agreement (2)
(m)	Not Applicable
(n)	Not Applicable
(o)	Not Applicable
(p)	Code of Ethics – The Weitz Funds, Wallace R. Weitz & Company and Weitz Securities, Inc. (4)

(1) Filed with Registration Statement Dated August 8, 2003.
(2) Filed with Registration Statement Dated September 26, 2003.
(3) Filed with Registration Statement Dated April 1, 2004.
(4) Filed with Registration Statement Dated May 27, 2005
(5) Filed with Registration Statement Dated October 14, 2005
(6) Filed with Registration Statement Dated October 13, 2006
(7) Filed with Registration Statement Dated August 1, 2007
(8) Filed with Registration Statement Dated August 1, 2010
(9) Filed with Registration Statement Dated October 15, 2010

Item 29.                      Persons Controlled by or under Common Control with the Registrant

None.

Item 30.                      Indemnification

Reference is made to Article VII Section 3 in the Registrant’s Declaration of Trust which is incorporated by reference herein.   In addition to the indemnification provisions contained in the Registrant’s Declaration of Trust, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreement, Distribution Agreement, Administration Agreement and Custodian Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31.                      Business and Other Connections of Investment Adviser

Name	Positions with Adviser	Principal Occupation (Present and for Past Two Years)
Wallace R. Weitz	President, Treasurer, Director	See caption “Management” in the Statement of Additional Information forming a part of this Registration Statement

Barbara V. Weitz	Vice President, Secretary, Director	Retired; Formerly Adjunct Faculty Member, University of Nebraska at Omaha

Mary K. Beerling	Vice President, Assistant Secretary, Chief Compliance Officer	See caption “Management” in the Statement of Additional Information forming a part of this Registration Statement

Kenneth R. Stoll	Vice President, Chief Operating Officer	See caption “Management” in the Statement of Additional Information forming a part of this Registration Statement

Bradley P. Hinton	Vice President, Director of Research	See caption “Management” in the Statement of Additional Information forming a part of this Registration Statement

Item 32.                      Principal Underwriter

(a)	Not applicable.

(b)	Directors and Officers:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Wallace R. Weitz Suite 200 1125 South 103 Street Omaha, NE 68124-1071	President, Treasurer, Director	President and Trustee

Mary K. Beerling Suite 200 1125 South 103 Street Omaha, NE 68124-1071	Vice President, Secretary, Director	Vice President, Secretary, Chief Compliance Officer

Kenneth R. Stoll Suite 200 1125 South 103 Street Omaha, NE 68124-1071	Vice President	Vice President, Chief Financial Officer

(c)           Not applicable.

Item 33.                      Location of Accounts and Records

The accounts, books and other records required to be maintained by the Weitz Funds pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in possession of: (1) Wallace R. Weitz & Company, 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124-1071 (records relating to its function as investment adviser, administrator and transfer agent for The Weitz Funds); (2) Weitz Securities, Inc., 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124-6008 (records relating to its function as distributor for The Weitz Funds); Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, Missouri  64105 (records relating to its function as sub-transfer agent for The Weitz Funds), and (3) Wells Fargo Bank Minnesota, N.A., Sixth and Marquette, Minneapolis, Minnesota  55479-0001 (records relating to its function as custodian for The Weitz Funds).

Item 34.                      Management Services

Not applicable.

Item 35.                      Undertakings

None.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned authorized individual in the City of Omaha, State of Nebraska, on the 30th day of December, 2010.

THE WEITZ FUNDS
By: /s/ Wallace R. Weitz
Wallace R. Weitz, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on December 30th, 2010:

                Signature                                    Title

 /s/ Wallace R. Weitz                                                             President and Trustee
Wallace R. Weitz

 /s/ Kenneth R. Stoll                                                                           Chief Financial Officer
 Kenneth R. Stoll

 /s/ John W. Hancock*                                                Trustee
John W. Hancock

 /s/ Richard D. Holland*                                              Trustee
Richard D. Holland

 /s/ Thomas R. Pansing, Jr.*                                                                                                                      Trustee
Thomas R. Pansing, Jr.

 /s/ Delmer L. Toebben*                                              Trustee
Delmer L. Toebben

 /s/ Lorraine Chang*                                                     Trustee
Lorraine Chang

 /s/ Roland J. Santoni**                                       Trustee
Roland J. Santoni

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 /s/ Barbara W. Schaefer***                                                                                                      Trustee
Barbara W. Schaefer

 /s/ Justin B. Wender****                                                                                                          Trustee
Justin B. Wender

 /s/ Wallace R. Weitz
Wallace R. Weitz
Attorney-in-fact

      * Pursuant to Power of Attorney filed with Registration Statement dated August 8, 2003.
    ** Pursuant to Power of Attorney filed March 12, 2004.
  *** Pursuant to Power of Attorney filed with Registration Statement dated May 27, 2005.
**** Pursuant to Power of Attorney filed with Registration Statement dated August 1, 2009.

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Exhibits

To

Research Fund

Form N-1A

As Filed on December 30, 2010

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EXHIBITS

Exhibit No.                  Description

      (d)(ix)                    Management and Investment Advisory Agreement for the Research Fund

     (j)                            Opinion and Consent of Dechert LLP

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